As filed with the Securities and Exchange Commission on June 11, 2007

Securities Act File No. 333-141377
Investment Company Act File No. 811-06062

U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No. and/or	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7	☒
(Check appropriate box or boxes.)

THE THAI CAPITAL FUND, INC. (Exact Name of Registrant as Specified in Charter)

c/o Daiwa Securities Trust Company One Evertrust Plaza Jersey City, New Jersey 07302-3501 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (201) 915-3054

John O’Keefe The Thai Capital Fund, Inc. c/o Daiwa Securities Trust Company One Evertrust Plaza Jersey City, New Jersey 07302-3501 (Name and Address of Agent for Service)

WITH COPIES TO:
Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 (212) 878-8489

Approximate date of proposed public offering:

As soon as  practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box. ☐

It is proposed that the filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities being Registered	Amount Being Registered	Proposed Maximum offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, par value $0.01 per share	1,315,585 shares	$11.95	$15,721,240.75	$482.64

(1)           Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the American Stock Exchange on June 7, 2007.

(2)           $30.70 of which was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date untill the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective  in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated June 11, 2007

PROSPECTUS

1,052,468 Shares

The Thai Capital Fund, Inc.

Common Stock

Issuable Upon Exercise of Rights
to Subscribe for such Shares of Common Stock

The Thai Capital Fund, Inc. (the "Fund") is issuing to its stockholders of record as of the close of business on June 18, 2007 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of 1,052,468 shares (the "Shares") of the common stock, par value $0.01 per share ("Common Stock"), of the Fund (the "Offer") at the rate of one share of Common Stock for each three Rights held, and entitling Record Date Stockholders (as defined below) to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The number of Rights to be issued to Record Date Stockholders (as defined below) will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of Common Stock held of record by Cede & Co., the nominee for The Depository Trust Company, or any other depository or nominee (in each instance, a "Nominee Holder"), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund, on or before the close of business on July 12, 2007, written representation of the number of Rights required for such rounding. Stockholders of record on the Record Date are referred to herein as "Record Date Stockholders." Fractional Shares will not be issued.

The Rights will not be listed for trading on the American Stock Exchange (the "AMEX") or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the AMEX under the symbol "TF." See "The Offer."

The subscription price per Share (the "Subscription Price") will be 95% of the volume weighted average of the Fund's common stock on the American Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JULY 12, 2007, unless extended as described herein (the "Expiration Date"). The Fund announced the Offer after the close of trading on the AMEX on March 15, 2007. The net asset value per share of Common Stock at the close of business on March 15, 2007 and June 18, 2007 was $10.20 and $ , respectively, and the last reported sale price of a share of Common Stock on the AMEX on March 15, 2007 and June 18, 2007 was $10.05 and $ , respectively.

Investment in the Fund involves certain special considerations and risks arising in part from the Fund's investment in securities of Thai companies that may be considered speculative, which risks are not normally associated with investments in securities of U.S. issuers or certain other non-U.S. issuers. Record Date Stockholders who do not fully exercise their Rights will experience dilution to a limited extent as a result of the payment of expenses of the Offer as a result of the Offer if the Subscription Price is equal to the Fund's then net asset value per share. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations."

(continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Estimated Price to the Public (1)	Estimated Sales Load	Estimated Proceeds to the Fund (2)
Per Share	US$	US$0	US$
Total	US$	US$0	US$

(1)  The estimated subscription price to the public is 95% of the volume weighted average of the Fund's common stock on the American Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date.

(2)  After taking into account expenses incurred by the Fund, estimated at $300,000.

The date of this Prospectus is June  , 2007.

(continued from previous page)

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the Offer should be directed to the Information Agent, The Altman Group, Inc., toll free at (800) 441-2738. The Fund has filed additional information about it with the U.S. Securities and Exchange Commission (http://www.sec.gov). To obtain a copy of the Fund's Annual Report for the fiscal year ended December 31, 2006 and other information about the Fund, or to make stockholder inquiries, you may write to The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, or call collect at (201) 915-3054. The reports are available on the Fund's website at www.daiwast.com. The address of the Fund is c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey, 07302-3051 (telephone number (201) 915-3054).

The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment primarily in equity securities of Thai companies. It may take up to 30 days after the date of the completion of the offering for the net proceeds of the Offer to be invested in accordance with the Fund's investment objective. See "Investment Objective and Policies" and "Government Regulation and Investment by the Fund in Thai Securities."

Unless otherwise specified, references in this Prospectus to "U.S. $" or "$"are to U.S. dollars and references to "Baht" are to Thai Baht.

At June 6, 2007, the noon valuation of the Federal Reserve Bank of New York for Thai Baht was Baht 32.710 = U.S. $1.00. No representation is made that the Baht or U.S.$ amounts in this Prospectus could have been or could be converted into U.S. $ or Baht, as the case may be, at any particular rate or at all. See Risk Factors and Special Considerations—Exchange Rate Fluctuations and Foreign Currency Considerations" for information regarding historical rates of exchange between the Thai Baht and the U.S. dollar.

Forward-Looking Statements

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurance as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

FEE TABLE

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	None
Dividend Reinvestment and Cash Purchase Plan Fees	None(1)
Annual Expenses (as a percentage of net assets attributable to Shares of Common Stock):
Management Fees	0.60%
Interest Payment on Borrowed Funds	None
Other Expenses(2)	1.08%
Total Annual Expenses	1.68%

Example:

	Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods(3)	$17	$53	$91	$199

(1)  The Fund and the Plan Agent, American Stock Transfer & Trust Company, impose no fee for participation in the Dividend Reinvestment and Cash Purchase Plan (the "DRIP Plan"). However, each participant in the DRIP Plan will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the DRIP Plan.

(2)  The figures provided under "Other Expenses" are calculated on the basis of the Fund's asset size after taking into account the estimated net proceeds of the offering assuming it is fully subscribed. See "Management of the Fund" for additional information.

(3)  The example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.68% and assumes that all of the Rights are exercised. The table above and the assumption in the Example of a 5% annual return are required by the U.S. Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. The figures provided under "Other Expenses" are calculated on the basis of the Fund's asset size after taking into account the estimated net proceeds of the offering assuming it is fully subscribed.

Financial Highlights*

This table below sets forth certain specified information for a share of Common Stock outstanding throughout each year presented. The information for the fiscal years ended December 31, 1997 through December 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose reports thereon were unqualified. The information should be read in conjunction with the financial statements and notes thereto incorporated by reference in this Prospectus. See "Financial Statements."

SELECTED PER SHARE DATA AND RATIOS
(For a common share outstanding throughout each year)

	For the year ended December 31
	2006	2005		2004	2003	2002	2001	2000	1999	1998	1997
Net asset value, beginning of year	$8.92	$8.88		$9.62	$4.34	$3.42	$3.36	$7.22	$6.24	$5.76	$19.22
Net investment income (loss)	0.16 **	0.12	**	0.05 **	0.03 **	(0.09)	(0.16)	(0.18)	(0.18)	(0.10)	0.14
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.31	0.01		(0.75)	5.31	1.01	0.22	(3.68)	1.16	0.58	(13.60)
Net increase (decrease) in net asset value resulting from operations	1.47	0.13		(0.70)	5.34	0.92	0.06	(3.86)	0.98	0.48	(13.46)
Less: dividends and distributions to shareholders
Net investment income	(0.28)	(0.09	)***	(0.04)	(0.06)	—	—	—	—	—	—
Net asset value, end of year	$10.11	$8.92		$8.88	$9.62	$4.34	$3.42	$3.36	$7.22	$6.24	$5.76
Per share market value, end of year	$11.21	$8.99		$8.49	$9.25	$3.97	$2.80	$3.25	$9.75	$7.626	$7.50
Total investment return:
Based on market price at beginning and end of year assuming reinvestment of dividends	27.89%	6.89%		(7.40)%	134.56%	41.79%	(13.85)%	(66.67)%	27.87%	1.67%	(62.50)%
Based on net asset value at beginning and end of year assuming reinvestment of dividends	16.24%	1.40%		(6.89)%	123.09%	26.90%	1.79%	(53.46)%	15.71%	8.33%	(70.03)%
Ratios and supplemental data:
Net assets, end of year (in millions)	$31.8	$28.0		$27.9	$30.2	$13.6	$10.7	$10.5	$22.6	$19.6	$18.1
Ratios to average net assets of:
Expenses, excluding Thai taxes applicable to net investment income	2.10%	2.46%		2.26%	2.63%	4.29%	5.98%	4.73%	3.92%	3.83%	2.78%
Expenses, including Thai taxes applicable to net investment income	2.39%	2.58%		2.32%	2.74%	4.29%	6.43%	5.11%	3.92%	3.83%	3.16%
Expenses, excluding waiver of Administration and Advisory fee applicable to net investment income	2.66%	3.04%		2.85%	3.31%	4.98%	7.09%	5.66%	4.16%	4.09%	3.16%
Expenses, including waiver of Administration and Advisory fee applicable to net investment income	2.10%	2.46%		2.26%	2.63%	4.29%	6.43%	5.11%	3.92%	3.83%	3.16%
Net investment income (loss)	1.57%	1.36%		0.63%	0.62%	(2.20)%	(4.77)%	(4.03)%	(2.78)%	(1.64)%	1.15%
Portfolio turnover rate	129.02%	70.01%		11.21%	11.86%	14.62%	20.85%	45.46%	63.45%	38.91%	40.61%

*  Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.

**  After provision for Thai taxes.

***  Actual dividend equals $0.095 per share.

TRADING AND NET ASSET VALUE INFORMATION

The following table for each of the periods indicated shows the highest and lowest selling prices of the Fund's Common Stock on the AMEX, and the net asset value per share.

	Market Price(1)		Net Asset Value(2)
Quarter Ended	High	Low	High	Low
March 31, 2005	$11.74	$8.49	$9.77	$8.88
June 30, 2005	$10.65	$7.83	$8.63	$8.60
September 30, 2005	$9.57	$8.30	$8.98	$8.19
December 31, 2005	$9.35	$8.25	$8.87	$8.37
March 31, 2006	$10.88	$9.05	$9.84	$8.92
June 30, 2006	$12.05	$8.31	$10.28	$9.28
September 30, 2006	$10.75	$9.25	$9.97	$9.27
December 31, 2006	$13.35	$10.00	$11.30	$9.95
March 31, 2007	$11.88	$9.15	$9.63	$10.33

(1)  As reported by the American Stock Exchange.

(2)  Based on the Fund's computations.

The closing market price per share of the Common Stock on June 18, 2007 was $ . The net asset value per share on June 14, 2007 was $ .

There can be no assurance whether the Fund's Common Stock will trade in the future above, at, or below net asset value.

CAPITALIZATION AT JUNE 6, 2007

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000 shares	0	3,157,405 shares

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference in this Prospectus. It may not contain all of the information that is important to each stockholder. Accordingly, to understand the Offer fully, stockholders are encouraged to read the entire document carefully. Unless otherwise indicated, the information in this Prospectus assumes that the Rights issued are all exercised.

Terms of the Offer

The Thai Capital Fund, Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on June 18, 2007 (the "Record Date") non-transferable rights (the "Rights") to subscribe for up to an aggregate of 1,052,468 shares of Common Stock (the "Shares") of the Fund (the "Offer"). Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Stockholders will be rounded up to the nearest number of Rights evenly divisible by three. In the case of Shares held of record by a Nominee Holder (as defined below), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund on or before the close of business on July 12, 2007 written representation of the number of Rights required for such rounding. Accordingly, no fractional Shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price (defined below) one Share for each three Rights held. The Subscription Period ("Subscription Period") commences on June 21, 2007 and ends at 5:00 p.m., New York time, on July 12, 2007, unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Stockholders, except as discussed below under "Foreign Restrictions."

The right of a holder of Rights (a "Rights Holder") to acquire during the Subscription Period at the Subscription Price one Share for each three Rights held is hereinafter referred to as the "Primary Subscription." All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date. Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as "Exercising Rights Holders." In certain instances described below under "—Over-Subscription Privilege," the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares.

Over-Subscription Privilege

Any Record Date Stockholder who fully exercises all Rights held by such Record Date Stockholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If sufficient Shares are available, all Record Date Stockholders' over-subscription requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 263,117 shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among Record Date Stockholders who over-subscribe based on the number of Shares owned by them on the Record Date. For purposes of determining the number of Shares that a Record Date Stockholder may acquire pursuant to the Offer, brokerdealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee (in each instance, a "Nominee Holder"), will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. See "The Offer—Over-Subscription Privilege."

Subscription Price

The Subscription Price per Share will be 95% of the volume weighted average of the Fund's common stock on the American Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date. The Subscription Price is discussed further under "The Offer—The Subscription Price." In addition, information with respect to quarterly high and low sale prices of the Fund's Common Stock on the AMEX and quarterly high and low net asset value per share is summarized under "Trading and Net Asset Value Information."

The Fund announced the Offer after the close of trading on the AMEX on March 15, 2007. The net asset value per share of Common Stock at the close of business on March 15, 2007 and on June 14, 2007 was $10.20 and $      , respectively, and the last reported sale price of a share of Common Stock on the AMEX on March 15, 2007 and on June 18, 2007 was $11.04 and $ , respectively.

Exercising Rights

The Rights will be evidenced by Subscription Certificates and may be exercised by completing a Subscription Certificate and delivering it, together with payment to American Stock Transfer & Trust Company (the "Subscription Agent") at the address set forth under "The Offer—Subscription Agent." Stockholders who hold shares through a broker, bank or other financial institution should request the financial institution to submit a Subscription Certificate and payment or a notice of guaranteed delivery on their behalf. Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate. See "The Offer—Exercise of Rights" and "The Offer—Payment for Shares." Rights Holders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares being acquired and will be required initially to pay for such Shares at the estimated Subscription Price of $      (the "Estimated Subscription Price"). There is no minimum number of Rights that must be exercised in order for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the AMEX or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the AMEX, subject to the AMEX being officially notified of the issuance of those Shares.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions are received prior to the Expiration Date, the Rights will expire. See "The Offer—Foreign Stockholders."

Information Agent

The Information Agent for the Offer is:

The Altman Group, Inc.
1275 Valley Brook Ave.
Lyndhurst, NJ 07071
Toll Free: (800) 441-2738
Email: wantler@altmangroup.com

Important Dates To Remember

Event	Date
Record Date	June 18, 2007

Subscription Period	June 21, 2007 to, July 12, 2007*

Expiration Date and Pricing Date	July 12, 2007*

Subscription Certificates and Payment for Shares Due**	July 12, 2007*

Notices of Guaranteed Delivery Due**	July 17, 2007*

Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery Date	July 17, 2007*

Confirmation to Exercising Rights Holders	July 23, 2007*

Payment of any additional amounts for Shares Due***	July 30, 2007*

*  Unless the Offer is extended.

**  An Exercising Rights Holder must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.

***  Additional amount due (in the event that the Subscription Price exceeds the Estimated Subscription Price).

Purpose of the Offer and Use of Proceeds

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund. The Board of Directors believes that increasing the assets of the Fund should enhance the long-term viability of the Fund. In addition, increasing the size of the Fund should also result in lowering the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. Also, increasing the assets of the Fund available for investment will permit the Fund to take advantage of investment opportunities in equity securities of Thai companies. At June 18, 2007, the Fund had net assets of $ . In addition, the Fund seeks to reward its stockholders by giving them the right to purchase additional shares of Common Stock at a price below market without incurring any commission charge.

The Investment Manager (as defined below), the Investment Adviser (as defined below), the Administrator (as defined below) and, potentially, the U.S. Custodian (as defined below) will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund. See "Management of the Fund—The Investment Contract," "Management of the Fund—The Investment Advisory Agreement" and "Administration and Custodians."

The net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies." Assuming all of the Rights are exercised, the net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies within approximately 30 days of the Expiration Date. See "The Offer— Purpose of the Offer."

The Fund

The Fund is a non-diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed principally for investors wishing to participate in the economy and securities market of Thailand through investment primarily in Thai equity securities.

The Fund will make its investments in Thailand indirectly through an investment plan established in conformity with Thai law (the "Investment Plan"), which has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand (the "BoT"). The BoT has indicated that certain Thai limitations upon direct foreign investment in Thai equity securities will not be applicable to the Fund because the Fund invests through the Investment Plan. However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed this question and are not prohibited from taking an independent view. The Fund has no reason to believe such other agencies would adopt a contrary position. See "Risk Factors and Special Considerations," "Investment Objective and Policies," "Thai Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan" and "The Securities Markets of Thailand—Foreign Investment."

Listing

The Rights will not be listed for trading on the AMEX or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the AMEX under the symbol "TF."

Investment Manager; Investment Adviser

SCB Asset Management Co., Ltd. (the "Investment Manager") acts as the Fund's Investment Manager through the Investment Plan. The Investment Plan was established pursuant to an investment contract (the "Investment Contract") between the Investment Manager and the Fund. Pursuant to an International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. (the "Adviser"), advises the Manager regarding investments made through the Investment Plan and manages the Fund's assets held outside the Investment Plan. The Manager and the Adviser are each registered under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "Management of the Fund."

On March 7, 2007, Board of Directors of the Fund concluded that it would be in the best interests of Fund and its shareholders to recommend to stockholders the approval of Daiwa SB Investments (Singapore) Ltd. (the "Proposed Advisor") as the new investment adviser to the Fund and the approval of a new investment advisory agreement with the Proposed Adviser with terms identical to the current Investment Advisory Agreement. A vote of stockholders regarding the approval of such change is expected to occur on June 28, 2007. See "Management of the Fund—Proposed Change in Investment Advisor."

Investment Management and Advisory Fees

The Fund pays to the Investment Manager an aggregate monthly fee which accrues weekly in Baht at an annual rate of 0.60% of the Investment Plan's net assets (of which 0.50% per annum is for the Manager's management services and 0.10% per annum is for the Manager's administrative services). The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2006, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2006. At December 31, 2006, the Fund owed the Adviser $5,766, net of waivers. The fees payable by the Fund to the Manager and the Adviser are higher than those paid by most U.S. investment companies investing exclusively in securities of U.S. issuers, although they are comparable to fees paid by many other closed-end investment companies that invest primarily in the securities of companies of a single foreign country. See "Management of the Fund."

Administrator; Administration Fee

Daiwa Securities Trust Company (the "Administrator"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. The Administrator has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2006. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2006, expenses of $418 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

Custodians

Daiwa Securities Trust Company also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, Daiwa Securities Trust Company receives a monthly fee and reimbursement of out-of-pocket expenses.

During the year ended December 31, 2006, Daiwa Securities Trust Company earned $6,571, as compensation for its custodial services to the Fund.

Bangkok Bank Public Company, Limited (the "Thai Custodian"), a commercial bank organized under the laws of the Kingdom of Thailand, acts as custodian for the Fund's assets held through the Investment Plan.

Dividend Distributions and Reinvestment

The Fund intends to distribute to stockholders, annually, substantially all of its net income from dividends and interest and also expects to distribute annually any net realized capital gains. Stockholders will have their dividends and other distributions from the Fund invested in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan, except that any stockholder may elect to receive such distributions in cash. See "Dividends and Distributions; Dividend Reinvestment Plan." Distributions from the Investment Plan will be subject to a 10% Thai income tax withholding.

Risk Factors and Special Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

Dilution

Record Date Stockholders who do not fully exercise their Rights will experience dilution to a limited extent as a result of the payment of expenses of the Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm) as a result of the Offer if the Subscription Price is equal to the Fund's net asset value per share, and therefore the number of shares outstanding after the Offer may increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they had fully exercised their Rights.

We cannot state precisely the amount of any decrease because we do not know at this time how many Shares will be subscribed for or what the net asset value and Subscription Price will be at the pricing date.

Certain Risk Factors

Investing in securities of Thai companies involves certain risks and considerations not typically associated with investing in securities of United States companies. The Thai securities market is an emerging market characterized by a relatively small number of listed companies, price volatility and a relatively illiquid secondary market. In addition, because trading in listed Thai securities is concentrated in a small number of Thai companies the supply of securities available for investment by the Fund may be limited.

Investing in the Fund also involves certain other special considerations, including (1) currency fluctuations and costs of currency exchange, (2) restrictions on the Fund's investments and on repatriation of monies from Thailand, (3) political and economic risks such as the risks of expropriation, confiscation, nationalization and greater social, political and economic instability and (4) the increased costs associated with pursuing legal remedies and obtaining and enforcing judgments against non-U.S. residents, including the Manager, the Adviser and certain of the Fund's directors.

Thai accounting, auditing, financial and other reporting standards are not equivalent to United States standards and, therefore, certain material disclosures may not be made and less information may be available to investors investing in Thailand than in the United States. There is also generally less governmental regulation of the securities industry in Thailand than in the United States. See "Risk Factors and Special Considerations."

The value of the Thai assets held through the Investment Plan will be adversely affected if there is a decline in the value of the Baht relative to the U.S. dollar. Due to (i) the absence of an options or futures market for the Baht and (ii) certain investment and foreign exchange restrictions imposed under Thai law, including a prohibition against the Fund's investing any of its assets held in the Investment Plan in securities other than Thai equity and Baht-denominated securities, the Fund may not be able to hedge effectively against such risk and, as a result, may be affected adversely. Moreover, except for distributions of dividends and interest income and capital gains on investments, Thai law prohibits the Fund from repatriating capital held in Thailand under the Investment Plan without the approval of the Bank of Thailand ("BoT"). Consequently, the Fund, to the extent it has available funds, intends under normal circumstances to maintain between 1.0% to 1.3% of its assets in non-Thai securities, in order to assure that assets are available to pay expenses incurred by the Fund outside of Thailand and as a reserve for dividends and other distributions to stockholders and in response to unforeseen circumstances. See "Risk Factors and Special Considerations" and "Investment Objective and Policies."

In addition, under new BoT imposed rules implementing an Unremunerated Reserve Requirement ("URR"), financial institutions are required to withhold 30 percent of foreign currencies bought or exchanged against the Baht, except those related to trades in goods and services, or repatriation of investments abroad by residents. If the foreign exchange inflow is withdrawn after one year, the withheld amount will be returned in full. If the foreign exchange inflow is withdrawn prior to one year, the currency exchanger will be subject to penalty equal to 1/3 of the amount withheld, and, unless specific approval is granted, only 2/3rd of the amount withheld will be returned. The BoT has granted certain exemptions from the URR for investment in listed securities, debt instruments, loans or mutual funds, but not investments in the Investment Plan.

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a nondiversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. See "Investment Limitations" and "Taxation—U.S. Federal Income Taxes."

Thai Taxes

In the opinion of Thai counsel to the Fund, the Fund will be entitled to certain tax benefits under Thai law, including a reduction to 10% in the applicable rate of withholding on distributions from the Investment Plan to the Fund of dividend and interest income and capital gains. In addition, in the opinion of Thai counsel, neither the Fund nor the Investment Plan will be subject to Thai income tax (other than withholding) with respect to dividend and interest income or capital gains. Thai counsel has advised the Fund, however, that Thai tax authorities could assert that the Fund, the Investment Plan or both should be subject to Thai income tax, although, in Thai counsel's opinion, if such assertion were made, the matter should ultimately be resolved in a manner consistent with the foregoing. See "Taxation—Thai Income Taxes—Taxation of the Investment Plan." The Fund may elect, for U.S. federal income tax purposes, to treat the 10% Thai withholding tax as paid by its stockholders. Such election, if made, will require each stockholder to include in its income an amount equal to its allocable share of the 10% Thai withholding tax paid by the Fund and the Investment Plan to the Thai government. Subject to certain limitations, a stockholder will be entitled to credit its allocable share of these amounts against its U.S. federal income tax due, if any, or to deduct its allocable share from its U.S. taxable income, if any. If such election is made, foreign stockholders may, in effect, be subject to additional U.S. withholding tax for which such stockholders may not be able to claim a credit or deduction. See "Taxation—U.S. Federal Income Taxes—Foreign Taxes" and "Taxation—U.S. Federal Income Taxes—Foreign Stockholders."

Premium/Discount to Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds, including from time to time certain single-country closed-end funds, may trade at a premium to their net asset value. The Fund cannot predict whether its Shares will trade at, below or above net asset value. However, in recognition of the possibility that the Fund's Shares may trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate any such discount either by repurchasing shares in the open market or by making a tender offer for shares. In addition, if the Fund's Shares are trading at a discount, the Board of Directors may also consider whether to submit a proposal to stockholders to convert the Fund to an open-end investment company. Any such proposal would require the approval of the Board of Directors, the stockholders and the BoT. There is no assurance that the BoT will grant such approval. See "Common Stock—Repurchase of Shares and Conversion to Open-End Investment Company." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors that wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount to net asset value than upon portfolio performance. See "Risk Factors and Special Considerations."

Articles of Incorporation

The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Market Disruption

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world, as well as the 2004 tsunami and the September 2006 military coup in Thailand, resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

THE FUND

The Thai Capital Fund, Inc. (the "Fund"), incorporated in Maryland on March 14, 1990, is a non-diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective through investment primarily in equity securities of Thai companies. The Fund will invest in Thailand indirectly through the Investment Plan described below. Accordingly, references herein to investment by the Fund in Thai equity securities and other Baht-denominated investments refers to investments made indirectly by the Fund through the Investment Plan. SCB Asset Management Co., Ltd. (the "Manager"), manages the Fund's investments through the Investment Plan and makes the investment decisions with respect to such assets. Pursuant to an International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Limited, a corporation organized under the laws of Hong Kong (the "Adviser"), provides advice to the Manager regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan. The Manager and the Adviser are each registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "Management of the Fund."

Various Thai laws limit direct foreign investment in certain Thai companies, and the articles of association of many Thai companies also restrict the percentage of their securities that can be registered in the names of foreign persons. The Fund will hold all of its Thai assets through a contractual Investment Plan established under Thai law, referred to as a "krongkarn." The Bank of Thailand (the "BoT") has indicated that, because the Fund will invest in Thai securities through the Investment Plan, the Fund's investments in Thailand will be treated as being owned by a Thai national and, therefore, will not be subject to certain limitations on foreign ownership imposed by Thai laws and the articles of association of many Thai companies. However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed the question of whether ownership of securities through a krongkarn results in the owner being treated as a Thai national and are not prohibited from taking an independent view. The Fund has no reason to believe such other agencies would adopt a position contrary to that adopted by the BoT.

THE OFFER

Terms of the Offer

FOR INFORMATION REGARDING THE OFFER, CONTACT THE INFORMATION AGENT AT 1275 VALLEY BROOK AVE., LYNDHURST, NJ 07071 OR PHONE: (800) 441-2738

The Fund is issuing Rights to subscribe for the Shares to Record Date Stockholders. Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Stockholders will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares held of record by a Nominee Holder, the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund on or before the close of business on July 12, 2007 written representation of the number of Rights required for such rounding. Accordingly, no fractional Shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates, which will be mailed to the Record Date Stockholders other than Foreign Record Date Stockholders. See "The Offer—Foreign Stockholders."

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on June 21, 2007, and ends at 5:00 p.m., New York time, on July 12, 2007, unless extended by the Fund. See "The Offer—Expiration of the Offer." Parties that purchase Rights prior to the Expiration Date may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date.

Any Record Date Stockholder who fully exercises all Rights held by such Record Date Stockholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 263,117 shares of Common Stock) in order to cover these requests. For purposes of determining the maximum number of Shares that a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

Rights will be evidenced by Subscription Certificates and may be exercised by completing a Subscription Certificate and delivering it, together with proper payment. The method by which Rights may be exercised and Shares paid for is set forth below under "Exercise of Rights" and "Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate. Persons exercising Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the Estimated Subscription Price of $ per share. See "Payment for Shares" below.

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the AMEX or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the AMEX, subject to the AMEX being officially notified of the issuance of those Shares.

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund. The Board of Directors believes that increasing the assets of the Fund should enhance the long-term viability of the Fund. In addition, increasing the size of the Fund should also result in lowering the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. Also, increasing the assets of the Fund available for investment will permit the Fund to take advantage of the investment opportunities in equity securities of Thai Companies. At June 18, 2007, the Fund had net assets of . In addition, the Fund seeks to reward stockholders by giving them the right to purchase additional shares of Common Stock at a price below market without incurring any commission charge. The Board of Directors determined to proceed with the offer of rights after having considered the dilutive effects of the offering on stockholders who are unwilling or unable to fully exercise their rights, as well as the alternatives of a secondary offering.

The Investment Manager, the Investment Adviser, the Administrator and, potentially, the U.S. Custodian will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund. See "Management of the Fund—The Investment Advisory Agreement" and "Administration and Custodians." It is not possible to state precisely the amount of additional compensation the Investment Manager, the Investment Adviser and the U.S. Custodian will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of the Estimated Subscription Price of $             , the Investment Manager would receive additional annual management fees of approximately $ , the Investment Adviser would receive additional annual advisory fees of $ , the Administrator would receive additional administration fees of $0 and the U.S. Custodian would receive additional fees of $0. One of the Fund's Directors who voted to authorize the Offer is affiliated with the Investment Adviser and the U.S. Custodian. This Director could benefit indirectly from the Offer because of his affiliations. The other four Directors, who voted to authorize the Offer, are not affiliated with the Investment Manager, the Investment Adviser or the U.S. Custodian (the "Non-Interested Directors"). See "Directors and Officers" and "Management of the Fund."

The Fund may, in the future and at the discretion of its Board of Directors, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer.

Use of Proceeds

If all of the Rights are exercised in full at the Estimated Subscription Price of $ per Share, the proceeds, net of commissions, to the Fund would be approximately $ , before deducting expenses incurred by the Fund, estimated at $300,000. However, there can be no assurance that all Rights will be exercised in full. The Investment Manager believes that it may take up to approximately 30 days after the Expiration Date, depending on market conditions and the availability of appropriate securities, to invest the net proceeds of the Offer in accordance with the Fund's investment objective. See "Risk Factors and Special Considerations." Pending such investment, it is anticipated that the proceeds will be invested in baht-denominated or U.S. dollar denominated debt securities. See "Investment Objective and Policies."

Over-Subscription Privilege

Shares not subscribed for by Rights Holders will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all exercisable Rights held by them on the Expiration Date and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 263,117 shares of Common Stock) in order to cover the over-subscription requests. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights held by them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain, all over subscriptions will be honored in full.

If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of shares issued to Record Date Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

The Subscription Price per Share will be 95% of the volume weighted average of the Fund's common stock on the American Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date. Exercising Rights Holders will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

The Fund announced the Offer after the close of trading on the AMEX on March 15, 2007. The net asset value per share of Common Stock at the close of business on March 15, 2007 and on June 14, 2007 was $10.20 and $ , respectively, and the last reported sale price of a share of Common Stock on the AMEX on March 15, 2007 and on June 18, 2007 was $10.05 and $ , respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on July 12, 2007 (the "Expiration Date"), unless extended by the Fund. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the date upon which the price of the rights will be determined (the "Pricing Date") will be the same date, the stockholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such shares when they make such decision. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than

5:00 p.m., New York City time, on the business day prior to the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is American Stock Transfer and Trust Company. The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, an amount estimated to be approximately $30,000, plus reimbursement for out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend paying agent and registrar. Questions regarding the Subscription Certificates should be directed to American Stock Transfer & Trust Company, Operations Center, Attn. Reorganization Department, P.O. Box 2042, New York, New York 10272-2042 (telephone number: (877) 248-6417). Stockholders may also consult their brokers or nominees. Signed Subscription Certificates should be sent together with proper payment of the Subscription Price, to the Subscription Agent, by one of the methods described below. The Fund will accept only Subscription Certificates actually received at any of the addresses listed below. Notices of Guaranteed Delivery may also be sent by facsimile to (718) 234-5001, with the original Notice of Guaranteed Delivery to be sent promptly by one of the methods described below. Facsimiles should be confirmed by telephone to (718) 921-8317.

(1)	BY MAIL OR OVERNIGHT COURIER:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

(2)	BY HAND:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery to an address other than one of those listed above will not constitute good delivery.

Information Agent

The Information Agent for the Offer is:

The Altman Group, Inc.
1275 Valley Brook Ave.
Lyndhurst, NJ 07071
Toll Free: (800) 441-2738
or
Email: wantler@altmangroup.com

The Fund will pay the Information Agent an amount estimated to be approximately $6,500, plus reimbursement for out-of-pocket expenses related to the Offer.

Any questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers listed above.

Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate which accompanies this Propsectus and mailing it in the envelope provided, or otherwise delivering the completed and signed

Subscription Certificate to the Subscription Agent, together with payment of the Estimated Subscription Price for the Shares as described below under "Payment for Shares." Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker or dealer, who may charge such Exercising Rights Holder a servicing fee.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights held by them before or on the Expiration Date may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer (up to an additional 263,117 shares of Common Stock) in order to cover the over-subscription requests. There is no limit on the number of Shares for which Record Date Stockholders may seek to subscribe pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscription, all oversubscriptions will be honored in full; otherwise the number of Shares issued to each Record Date Stockholder participating in the Over-Subscription Privilege will be allocated as described above under "Over-Subscription Privilege."

Banks, brokers and other nominee holders of Rights will be required to certify to the Fund, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares on Primary Subscription or, with respect to the Record Date Stockholders, pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) Subscription Certificate sent together with payment. An Exercising Rights Holder can send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based upon the Estimated Subscription Price of $ per Share. Subscriptions will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above, and such payment and Subscription Certificates must be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ORDER OF "THE THAI CAPITAL FUND, INC." AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED AND BE RECEIVED BY 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

(2) Notice of Guaranteed Delivery and Subscription Certificate (with payment) sent separately. Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or an AMEX member guaranteeing delivery of (i) (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the

Over-Subscription Privilege (for Record Date Stockholders), and (b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (July 12, 2007) (the "Protection Period"); and (ii) payment in full of any additional amount required to be paid if the Subscription Price as determined on the Pricing Date is in excess of the Estimated Subscription Price.

Within seven Business Days following the Protection Period (the "Confirmation Date"), a confirmation or invoice will be sent by the Subscription Agent to each Exercising Rights Holder at the address of record (or, if the Common Stock is held by Cede or any other depository or nominee, to Cede or such other depository or nominee) showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any additional amount payable by such stockholder to the Fund or any excess to be refunded by the Fund to such stockholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Stockholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent prior to the final payment date (which is five business days after the Confirmation Date) of July 30, 2007, unless the Offer is extended. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the Subscription Agent to such stockholder as promptly as possible. A stockholder will have no right to rescind a purchase after the subscription agent has received payment, either by means of a notice of guaranteed delivery or a check. All payments by a stockholder must be in United States dollars by money order or check drawn on a bank or branch located in the United States of America and payable to the order of "THE THAI CAPITAL FUND, INC."

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment.

If an Exercising Rights Holder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any or all amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; and/or (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Delivery of Share Certificates

Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Generally, this will occur subsequent to the Confirmation Date. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Exercising Rights Holders as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's DRIP Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their dividend reinvestment accounts in the DRIP Plan. Participants in the DRIP Plan wishing to exercise Rights for the Shares held in their accounts in the DRIP Plan must exercise them in accordance with the procedures set forth above. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege will be certificated and stock certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to DRIP Plan accounts.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights.

Federal Income Tax Consequences

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right, (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon the respective fair market values of the Common Stock and the Right immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero. If a Right is allowed to expire, there will be no loss realized.

3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

4. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

5. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

Notice of Net Asset Value Decline

The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to    , 2007 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

Employee Plan Considerations

Stockholders that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including employee benefit plans such as corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans once again should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund's Common Stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

Dilution of Net Asset Value for Non-Participants in the Offer

Record Date Stockholders who do not fully exercise their Rights will experience dilution to a limited extent as a result of the payment of expenses of the Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm) as a result of the Offer if the Subscription Price is equal to the Fund's net asset value per share, and therefore the number of shares outstanding after the Offer may increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they had fully exercised their Rights.

Investing in the Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency. Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as the stock market in Thailand fluctuates.

As a portfolio of an investment company that primarily holds common stock, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as the Fund is a holder of common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such companies' holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be aware that there may be significant fluctuations in the value of their investment in the Fund.

Investments in Thai Equities

Securities of Thai companies are principally traded on the Stock Exchange of Thailand ("SET"). The SET, as compared to stock exchanges in the United States, is relatively small, and both trading and market capitalization are concentrated in shares of a smaller number of companies and industries. The market in Baht-denominated debt securities is limited; only 85 corporate bonds, 500 state enterprises bonds and 88 government bonds were traded on The Bond Electronic Exchange (BEX) in March 2007.

A larger proportion of the shares of many Thai issuers are held by a smaller number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund. By way of comparison, the market capitalization of the AMEX was more than 1.5 times the size of the SET as of December 31, 2006. In addition, further issuances, or the perception that such issuances may occur, of securities by Thai issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. The limited liquidity of the Thai securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires. Therefore, anticipation of the Offer in the Thai securities markets may adversely affect the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest the proceeds of the Offer in Thai securities. In addition, the SET experiences a smaller trading volume than the AMEX that is concentrated in a smaller number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the 1940 Act and the qualification of the Fund as a regulated investment company under the Code, also may affect the rate at which the Fund can invest the proceeds from the Offer. Therefore, the Fund intends to take up to 30 days after the date of completion of this offering to invest the net proceeds of the Offer in accordance with its investment objective. See "Investment Limitations" and "Government Regulation and Investment by the Fund in Thai Securities."

Markets in other countries have an increasing influence on the Thai stock market. Any changes in foreign market situations, including foreign investors' sentiments towards the SET, are capable of producing strong effects on the SET. For example, the Thai government introduced measures to restrict currency trading in December 2006 that would have required investors to place 30% of any new investment in an interest-free reserve account for one year and all new foreign investments over $20,000 to remain in Thailand for at least a year. In response to these measures, the SET experienced a loss of more than 14% in one day.

In addition to their smaller size, lesser liquidity and greater volatility, Thai securities markets are less developed than U.S. securities markets and securities markets of more developed countries. Disclosure and regulatory standards in emerging market countries, such as Thailand, are, in many respects, less stringent than U.S. standards. Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Thai issuers than there is about U.S. issuers. In addition, there is less regulation and monitoring of Thai securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in Thailand are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements affecting timely disclosure of information.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under Thai law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Thai company in which it invests than it would as a stockholder of a comparable U.S. company.

Thai Restrictions on Investments by the Fund

The Thai Government and Thai Companies have adopted certain policies and restrictions that may have the effect of restricting the Fund's investment opportunities in Thailand. For example, foreign investors are normally limited in their access to initial public offerings of equity securities in Thailand. In addition, some Thai companies listed on the SET have adopted restrictions in their corporate charters on the extent to which their equity securities may be held by foreign investors.

Political and Economic Factors

The value of the Fund's assets may be adversely affected by political, economic, social and other factors, changes in Thai law or regulations and the status of Thailand's relations with other countries. In addition, the economy of Thailand may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Thai economy relies primarily on exports. They constitute 60% of Thailand's gross domestic product. Thus, Thailand's economy relies largely on demand from the United States and other foreign markets. The majority of the Thai work force is employed in the agricultural sector, in which Thailand is a major exporter in the world market. Thailand has a well developed manufacturing sector which drove its economic growth prior to the Asian Economic Crisis in 1997. Today, the growth of the Thai manufacturing industry is driven by the technology and automotive sectors. Thailand's biggest export markets are the United States, Japan, Europe, China and the Asean countries. Thailand is a member of the World Trade Organization.

On September 19, 2006, there was a military coup in Thailand led by General Santhi Boonyaratglin in the name of The Council for Democratic Reform (CDR) which abruptly ended the government of Thai Rak Thai Political Party led by Pol. Lt. Col. Thaksin Shinawatra. Following the military coup, an Interim Constitution was imposed on October 1, 2006. The Interim Constitution set out the process of drafting the New Constitution by the Constitution Drafting Assembly (which was established on January 2005) and the appointment of the Prime Minister & Ministers. Under the Interim Constitution, CDR would be transformed into the National Security Council to advise the government on security matters for a period of one year. CDR confirmed that the international economic policy and investment policy of the country remained unchanged and will be continued and the new general election was expected to be held within one year. On May 30, 2007, the Constitutional Tribunal dissolved the Thai Rak Thai Political Party and banned 111 party executives from politics, including deposed Prime Minister Shinawatra, for five years for engaging in electoral fraud. The strained political climate created by the above events could adversely impact the value of the Fund.

There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Thailand or the value of the Fund's investments.

An example of this occurred on December 18, 2006 when Thai Central Bank Governor Tarisa Watanagase announced a policy attempting to impose capital restrictions aimed at slowing the appreciation of the Baht. The policy limited foreign investment to 70 percent of the funds transferred to Thailand and only allowed foreigners to recoup all the invested funds if they kept the money in the country for more than one year. Those that withdrew the money within a year would be penalized 10% of their original investment. The announcement caused the SET Index to decline more than 14% on the day of the announcement. One day later, in response to the market's decline, the Thai government exempted equity investments from such restrictions causing the SET Index to rise approximately 11%.

In addition, it may be difficult to obtain and enforce a judgment in a court in Thailand, including in a case where there is a default with respect to the security of an Thai issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in Thailand. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Thailand as Thailand is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments. A judgment of a foreign court could only be used as evidence in a Thai court. However, Thailand does recognize foreign arbitration awards provided that they were obtained in a country that is a party to an international convention, treaty or agreement to which Thailand is a party.

Exchange Rate Fluctuations and Foreign Currency Considerations

Under normal circumstances, the Fund's total assets will be predominantly invested through the Investment Plan in equity securities of Thai companies and substantially all income earned by the Fund will be in Baht, whereas distributions by the Fund will be made in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be affected adversely if there are reductions in the value of the Baht relative to the U.S. dollar. The Fund will incur costs for conversion between currencies. In addition, the computation of income (including Baht income earned on assets held under the Investment Plan) will be made on the date of its accrual or receipt by the Fund at the foreign exchange rate in effect on that date, and thus, if the value of the Baht falls relative to the U.S. dollar between recognition of the income and the making of Fund distributions, the Fund may be required to liquidate investments in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet its "regulated investment company" distribution requirements under the Code. See "Taxation." Such liquidation of investments, if required, may have adverse effects on the Fund's performance. Moreover, if the Fund fails to distribute to its stockholders at least 90% of its investment company taxable income (as measured in U.S. dollars) for the taxable year, it will be subject to U.S. federal income taxes. See "Taxation—U.S. Federal Income Taxes." The chart below reflects the exchange rates for the end of each of the past five years.

Exchange Rates

Baht / US $	2002	2003	2004	2005	2006
End of period	43.20	41.56	40.27	40.25	37.88

Source: Federal Reserve Statistical Release, January 3, 2007

Currency Hedging Risks

To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options. The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent an Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

Certain Provisions of the Articles of Incorporation

The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Common Stock—Special Voting Provisions."

Operating Expenses

The operating expense ratio of the Fund are higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) will be higher. See "Expenses."

Thai Government Regulation and Investment by the Fund in Thai Securities

Thai investment plans are subject to Thai government regulation, principally through certain procedures promulgated by the BoT whose jurisdiction over such matters, after the launching of the Securities and Exchange Act, was transferred to the Thai Securities and Exchange Commission (the "Thai SEC"). The investment plans are entitled to certain benefits relating to securities ownership and to tax exemptions that are unavailable to foreign direct investors in Thai securities. In order to qualify for these benefits and tax exemptions, the Fund will invest in Thai securities through the Investment Plan, which will directly invest in and hold such securities. The establishment of the Investment Plan was approved by the BoT.

The BoT has indicated that certain limitations upon direct foreign investment in Thai equity securities will not be applicable to the Fund because the Fund invests through the Investment Plan. However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed this question and are not prohibited from taking an independent view. The Fund has no reason to believe such other agencies would adopt a position contrary to the BoT. In addition, it is possible that Thai companies may refuse to register to the Investment Plan the transfer of securities subject to foreign ownership restrictions. In these circumstances, the Fund would be affected adversely. See "Government Regulation and Investment by the Fund in Thai Securities—Foreign Investment." Thai counsel to the Fund is of the opinion that the Fund will be treated as a Thai national for purposes of its investments through the Investment Plan and that the Fund will be entitled to certain tax benefits available under Thai law. See "Taxation—Thai Income Taxes—Taxation of the Investment Plan."

Any change in certain features of the Investment Plan increasing the size stipulated in the Investment Plan beyond $104 million (except with respect to appreciation of the original investment) or withdrawing capital requires Thai SEC approval. In addition, Thai SEC approval of the Investment Plan will expire in 2015, unless continuance is approved by the Thai SEC which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate. In the event of liquidation of the Investment Plan, the Fund's Board of Directors will consider, among other things, whether to liquidate the Fund, operate the Fund as a direct foreign investor (if then permitted under Thai law) or take other appropriate action. See "Management of the Fund—The Investment Plan."

Upon termination and liquidation of the Investment Plan, the Fund will not be entitled to the privileges and exemptions theretofore available to it through the Investment Plan. Additionally, since the Fund cannot cause the Investment Plan's shareholdings in excess of foreign ownership limitations to be registered in the Fund's name, such holdings may have to be sold to a Thai national under circumstances that might affect adversely the price received for the holdings.

It will be necessary to obtain the approval of the Exchange Control Officer of the BoT prior to the export from Thailand of funds (including all conversions of Baht into U.S. dollars) whether for the purpose of making distributions of income to the Fund, paying expenses, or reinvesting assets in non-Thai or non-Baht denominated securities or instruments. No such approval, however, is necessary for dividend payments and for the return of capital. The BoT's processing of export requests is sometimes substantially delayed, particularly during periods when there is a large demand for withdrawal of foreign capital. The BoT will normally render its decisions within three business days of being so requested. There can be no assurance, however, that such approval will be given in a timely fashion or at all. In the event any requested approval were not granted or remittances were not processed timely or at all and the Fund, as a result, were unable to distribute at least 90% of its income in any year to stockholders, the Fund would not qualify for the dividends-paid deduction available to regulated investment companies and would be subject to a corporate-level tax on its income in that year. See "Taxation—U.S. Federal Income Taxes." In addition, if the Fund cannot obtain funds for the payment of expenses the Fund may be rendered technically insolvent.

Pursuant to rules adopted under the 1940 Act, the Fund will maintain its assets held through the Investment Plan in the custody of the Thai Custodian. The Thai Custodian was approved by the Fund's Board of Directors following consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the Thai Custodian to perform capably custodial services for the Fund; and the reputation of the Thai Custodian. The Board of Directors periodically reviews the Fund's custodial arrangements with the Thai Custodian. No assurance can be given that the directors' appraisal of the risks in connection with the Fund's Thai custodial arrangements will be correct.

There can be no assurance that any of the aforementioned Thai laws or regulations, including the BoT procedures governing Thai investment plans, favorable Thai tax treatment, or any Thai law benefits or exemptions currently available to the Investment Plan will not be modified or revoked by the relevant Thai governmental authorities. In this event, the Fund may be affected adversely.

Leverage Risk

Certain of the Fund's investment techniques may be deemed to create "senior securities" under the 1940 Act. Senior securities have a prior fixed dollar claim on the Fund's assets and income. Any gain in the value of securities purchased or any income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund's Common Stock, or the income available to it, to increase more than otherwise would be the case. Conversely, if the value of securities purchased declines or if income received on them is less than the associated costs, then the net asset value of the Common Stock, or the income available to it, will decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage."

Investment in Unlisted Securities

Although the Fund expects to invest primarily in listed securities, it may invest its assets held by the Investment Plan in securities that are not listed on the SET (or other organized exchanges) and such investments may include securities purchased in direct placements from the issuer. Investment in unlisted securities may involve a high degree of business and financial risk. The market for unlisted securities is generally illiquid and such securities usually cannot be sold as quickly as would be possible in the case of securities traded on a securities exchange. See "Investment Objective and Policies—Other Investment Practices—Private Placements and Investments in Unlisted Securities."

Enforcement of Judgments Against the Investment Manager and the Investment Adviser

The Investment Manager is a limited company organized under the laws of the Kingdom of Thailand and is registered under the Advisers Act; all of the Investment Manager's directors and its executive officers are citizens of Thailand. The Fund's Investment Adviser is a corporation organized under the laws of Hong Kong and is registered under the Advisers Act; a majority of the Investment Adviser's directors and executive officers are citizens of Japan. The Investment Manager and the Investment Adviser have irrevocably designated the U.S. Securities and Exchange Commission (the "Commission"), as their respective agents to accept service of process in any suit, action or proceeding to enforce the provisions of the U.S. securities laws. There can be no assurance that the Investment Adviser or the Investment Manager will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, the Fund has been advised by its Thai counsel that judgments rendered by non-Thai courts are not enforceable per se in Thailand but may be introduced as evidence in a separate action in a Thai court. See "Legal Matters."

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value but may trade at a premium. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its Shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors that wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount from net asset value than upon portfolio performance.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. The Fund is, however, subject to Thai laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the Code. See "Investment Limitations—Additional Restrictions Imposed by U.S. and Thai Law."

Market Disruption

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world, as well as the 2004 tsunami, resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation, which it seeks through investment primarily in equity securities of Thai companies. "Equity securities of Thai companies" is defined as common stock, preferred stock, warrants and convertible debentures or other convertible debt securities of companies: (i) traded principally on a stock exchange in Thailand or in the over-the-counter market in Thailand; (ii) that derive 50% or more of their total revenue from goods produced, sales made or services performed in Thailand; or (iii) that are organized under the laws of, and maintain a principal office in, Thailand but are not listed or traded on a stock exchange (provided that any such company is not a start-up and intends to seek a listing on the SET or other organized stock exchange in Thailand within a reasonable period (i.e., three to five years) of the date of such investment). This objective may not be changed without the approval of the BoT and without the approval of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of either

(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance that the Fund will achieve its investment objective, but under normal circumstances, the Fund expects at least 80% of its assets to be invested in equity securities of Thai companies. The remainder of the Fund's assets generally will be invested, to the extent held under the Investment Plan, in Baht bank deposits, short-term debt obligations issued or guaranteed by the Thai government and other short-term Baht-denominated securities, including short-term money market instruments, and, to the extent held outside the Investment Plan, in U.S. dollar bank deposits or U.S. dollar short-term money market instruments held outside of Thailand. The purposes of these investments are to provide the Fund with appropriate liquidity to take advantage of market opportunities and meet cash needs. The Fund intends to be substantially invested through the Investment Plan in equity securities of Thai companies, but expects to hold under normal circumstances up to ten percent of its assets outside the Investment Plan to pay expenses incurred by the Fund in the United States and as a reserve for dividends and other distributions to stockholders. Investments in Thai money market instruments may include short-term Thai government obligations and Bahtdenominated commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Investments in U.S. dollar money market instruments may include U.S. Treasury bills and notes, commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Thai government approval of the Investment Plan is subject to the requirement that none of the Investment Plan's net assets be invested in non-Thai and non-Baht securities and instruments.

The credit-ratings for debt securities are currently provided by Fitch Ratings (Thailand) Limited and Thai Rating and Information Services Co., Ltd. The Fund, however, focuses its investments on equity instruments and debt instrument are only used as an alternative for liquidity and asset allocation. Thus, the Fund intends to invest only in debt securities of companies that the Investment Manager believes to be of high quality.

Of that portion of the Fund's assets invested in equity securities of Thai companies, it is anticipated that at least 75% will be in securities listed on the SET. The Fund does not intend to emphasize the larger capitalization issues when investing in securities listed on the SET. The balance of its equity investments will be in unlisted securities, including securities that are traded in the Thai over-the-counter market and securities of companies that have applied or intend to apply to be listed on the SET. The Fund may also invest in securities of unlisted companies in the later stages of development that have indicated that they intend to seek (and have reasonable prospects of obtaining) a listing on the SET or other organized exchange in Thailand within a six month period. The market for unlisted securities is generally illiquid. Although as a general matter there is no limitation on the Fund's investments in illiquid securities, the Fund does not intend to invest more than 25% of its assets held through the Investment Plan in unlisted securities of Thai companies. The Fund also will not invest in start-up companies.

The Fund intends to invest its assets over a broad spectrum of industries comprising the Thai economy, including, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical electronics, finance, food, textiles, glass, rubber, pulp and paper, oil and gas, metal products and machinery, retailing and tourism. In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors.

For temporary defensive purposes, e.g., during periods in which the Investment Manager believes changes in the Thai securities markets, other economic conditions or political conditions in Thailand warrant, the Fund may invest, without limit, in high quality debt instruments, such as Thai government securities, or hold cash. During such periods and to the extent so invested, the Fund will not be achieving its investment objective of long-term capital appreciation. The Fund may also at any time invest its assets held outside of the Investment Plan in U.S. dollar money market instruments to pay Fund expenses in the United States and as reserves for dividends and other distributions to stockholders and in response to unforeseen circumstances.

The Fund's policy is to purchase and hold securities for long-term capital appreciation and not to trade in securities for shortterm gain, although volatility of the Thai securities market may make it necessary to engage in some short-term trading in order to preserve investment gains. The rate of portfolio turnover will not be a limiting factor when management of the Fund deems it appropriate to purchase or sell securities for the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding money market instruments.

Other Investment Practices

Foreign Currency Transactions

The ability of the Fund to enter into hedging transactions with respect to the value of the Baht is limited not only by investment restrictions applicable to the Fund but also by the absence of a substantial options or futures market for Baht-U.S. dollar hedging. The Fund, through the Investment Plan, will be permitted to enter into forward currency exchange contracts involving an obligation to purchase or sell a specific currency at a fixed future date. These contracts are currently available from certain banks in Bangkok and have a maximum maturity of one year. Pursuant to Thai regulation, these contracts may only be used by the Fund to hedge actual foreign exchange obligations of the Investment Plan payable at the maturity of the relevant contract, such as distributions to the Fund or expense payments. Foreign currency futures contracts, which are standardized contracts for delivery at a future date of a foreign currency, and put and call options on foreign currency, which give the purchaser of the option the right to sell or purchase a foreign currency, respectively, at the expiration date of the option, and which may be traded on exchanges, are not currently available for Baht. If additional forward currency exchange contracts become available or currency options or futures markets in Baht develop, the Fund may use these methods, to the extent permitted under applicable U.S. and Thai regulation, for the above purposes and to hedge against changes in the value of Baht and protect the value of its Thai investments.

The Fund will not enter into any currency hedging transactions in any event if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of these contracts. The Fund also will not enter into such transactions where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's assets denominated in that currency. If the Fund enters into a position hedging transaction, the Thai Custodian will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Notwithstanding any currency transactions in which the Fund may engage to limit currency risks, changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of Baht and currency transactions entered into by the Fund. Any imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risks of foreign exchange loss. If the Fund engages in transactions in such instruments, it will comply with the applicable provisions of the 1940 Act and the rules and regulations thereunder that require the Fund to segregate assets or "cover" its exposure thereunder.

Stock Options and Stock Index Futures Contracts

Currently, the only futures available for trading in the Thai market are SET50 Index futures. The Thai Futures Exchange, however, plans to begin trading interest rate options and index options within two to three years. In the future, the Fund may use these and any other available stock options, stock index options or futures contracts with respect to Thai securities that become available to increase its return or to hedge all or a portion of its portfolio investments by investment therein. The nature of the strategies adopted by the Fund and the extent to which those strategies are used will depend on the development of stock options and stock index futures contracts or options thereon. These transactions may also affect the character and timing of income, and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation—U.S. Federal Income Taxes."

Securities Lending

From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor's Rating Group or Moody's Investors Services, Inc. While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 100% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities. Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans are terminable at any time by either the Fund or the borrower. The Fund may be required to pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund's disposition of the collateral.

Private Placements and Investments in Unlisted Securities

The Fund expects that most of the equity securities in which it will invest will be traded on the SET or be actively traded on the over-the-counter markets in Thailand. The Fund, however, may purchase securities in direct placements from the issuer of the securities or in any secondary market for such directly placed securities that may develop. Currently, although occasional transactions take place, there is no secondary market in privately placed Thai equity securities and such securities may, therefore, be considered illiquid. The purchase of private placement securities, if available, will depend on the attractiveness of those securities as part of the Fund's portfolio.

The Fund may also invest its assets held through the Investment Plan in securities of Thai companies that are not listed on any exchange, provided that the issuer of such securities is not a start-up and intends to seek a listing on the SET or other organized exchange in Thailand within a reasonable period (i.e., three to five years) of the date of such investment. These securities may be purchased in direct placements from the issuer. The purchase of unlisted securities, if available, will depend on the attractiveness of those securities as part of the Fund's portfolio. Investment in unlisted securities may involve a high degree of business and financial risk. Unlisted securities may carry higher yields or greater protections than would be typically available for publicly traded securities of similar types of issuers. On the other hand, unlisted securities generally are less liquid than publicly traded securities. Although unlisted securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded are not subject to the disclosure and other legal requirements that would be applicable if their securities were publicly traded.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of the Fund and may not be changed without the express approval of the BoT and without the approval of the holders of a majority of the Fund's outstanding voting securities as defined above under "Investment Objective and Policies." If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of Thai securities held by the Fund subscription rights to purchase securities of that Thai issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer (or that issuer's industry) would otherwise exceed the limits set forth below (or would, as result of such exercise, exceed those limits), it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many shares of the same class and value as it would receive on exercise of such rights.

The Fund, through the Investment Plan or otherwise, is not permitted to:

(1) Purchase securities on margin, except as set forth in paragraph (3) below.

(2) Make short sales of securities or maintain a short position in any security.

(3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph (3) or any other investment restrictions.

(4) Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5) Make loans, except through the purchase of debt securities and the lending of portfolio securities consistent with its investment objective and policies.

(6) Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(7) Make any investment for the purpose of exercising control or management.

(8) Be operated in breach of Thai law or the provisions of the Investment Contract.

The Fund's policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of Thai companies is a non-fundamental policy. The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.

Additional Restrictions Imposed by U.S. and Thai Law

The Fund is not subject to the diversification requirements under the 1940 Act. However, the Fund, and the Investment Plan, are subject to the following restrictions. These restrictions are fundamental policies of the Fund.

The Fund, through the Investment Plan or otherwise, is not permitted to:

(1) Invest 25% or more of its assets in a single industry. (For this purpose, the Thai government and its agencies or instrumentalities will be considered an industry.)

(2) Purchase or hold (i) more than 15% of the total number of shares outstanding of any Thai limited company, (ii) more than 15% of all of the outstanding debentures of any Thai limited company, or (iii) invest more than 15% of the value of the Investment Plan in the securities of any single Thai limited company.

(3) Purchase or hold promissory notes issued by a Thai credit foncier company if the value thereof would exceed 5% of the Investment Plan's assets.

(4) Purchase or hold promissory notes issued by a Thai credit foncier company if the total value of promissory notes issued by all Thai finance companies would exceed 10% of the Investment Plan's assets.

The Fund is also subject to certain requirements under the Code with respect to its qualification as a regulated investment company under the Code and to certain Thai investment requirements. See "Government Regulation and Investment by the Fund in Thai Securities." To the extent that requirements under Thai law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments, directly or through the Investment Plan, in accordance with such changed law.

GOVERNMENT REGULATION AND INVESTMENT BY THE FUND IN THAI SECURITIES

The Fund invests in Thai securities through the Investment Plan. A change in Thai law, a determination of a Thai court or agency contrary to the opinion of Thai counsel or certain other circumstances leading to a conclusion by a court, agency or securities issuer that the Investment Plan is not a qualifying domestic securities investment plan would result in the loss of part or all of such benefits or exemptions. If such benefits or exemptions were lost, the Fund would be adversely affected and could terminate and liquidate the Investment Plan, in which case the Fund would be managed as described under "Management of the Fund—The Fund Investment Agreement."

Security Ownership Restrictions

The Alien Business Act of 1999 replaced the 1972 Alien Business Law. It regulates investment activity by foreign investors and opened limited additional business sectors to foreign investment. The act restricts foreign investment in most service sectors to 49.99% foreign ownership. Thai law limits ownership in commercial banks, finance companies and insurance companies to 25% foreign ownership and securities businesses to 49.99% foreign ownership. The Thai government has negotiated free trade agreements that control these limits on a case by case basis for their trade partners. The U.S. is currently in the process of negotiating such a treaty, however, there can be no assurances that an agreement will be reached or what its terms will be.

In addition, the articles of association of certain Thai limited companies restrict the percentage of their equity securities that can be registered in the name of a foreign person. While the Fund believes that its investment in Thailand through the Investment Plan will be treated as investments by a Thai national and, therefore, the Fund's investments in Thai securities held through the Investment Plan will not be subject to restrictions on foreign investments in Thai securities imposed by such Thai laws or articles of association, it is possible that Thai regulatory authorities may challenge the ability of the Investment Plan to invest as a Thai national and that Thai companies that have reached the maximum foreign shareholdings permitted by law or their articles of association may refuse to register the transfer of securities subsequently purchased for the Investment Plan's portfolio. In such an event, disposition of the Investment Plan's shareholdings in excess of the maximum foreign ownership limitations may be required, or the Investment Plan might be terminated, and it is likely that the Fund would be adversely affected.

Certain Thai laws also restrict the percentage of shares in certain Thai companies that may be held by any one stockholder regardless of its nationality. See "Government Regulation and Investment by the Fund in Thai Securities—Regulation." Certain companies are required to periodically examine their share registers, to report the results of such examinations to the Thai government authorities, to advise stockholders holding shares in excess of such limitations to dispose of their excess holdings and to withhold dividends and voting rights to the extent attributable to such excess holdings. The Investment Plan is subject to such types of share ownership limitations imposed by Thai law.

Regulation of the Investment Plan

The establishment and operation of the Investment Plan is subject to Thai regulation. The Investment Plan was established by the Act on Conducting Business of Finance, Securities and Credit Foncier (the "Credit/Foncier Act"), but now is regulated under the Securities and Exchange Act B.E. 2535 (A.D. 1992) (the "Thai SEC Act"). Under the Thai SEC Act, only licensed securities companies with permission to engage in the business of investment management may establish and manage investment companies such as the Investment Plan. The Thailand Ministry of Finance ("MoF") has the power to issue a new license, or to revoke an existing license in the event of the bankruptcy or insolvency of the licensee or if the MoF finds that the licensee is in a position, or manages its business in a manner, likely to cause grave injury to the public interest. SCB Asset Management Company Limited is currently one of 21 institutions licensed to engage in the business of investment management.

Under the Credit Foncier Act, the supervision of the business of investment management has been delegated to the Bank of Thailand (the "BoT"), which is empowered to issue rules and procedures with the approval of the MoF. On March 12, 1982, the BoT issued a Notification Re: Prescription of Rules and Procedures for the Business of Investment Management (the "Procedures"), which provides comprehensive procedures for the establishment and management of Thai investment plans such as the Investment Plan. The Procedures require that approval be obtained from the BoT prior to the establishment of an investment plan and that the application for such approval describe certain principal features of the proposed investment plan, including information with respect to its duration, funding, investment objectives and policies, the duties and responsibilities of the Thai manager, a description of the units of beneficial interest representing interests in the investment plan, management fees and expenses, and liquidation procedures. The foregoing information must also be set forth in the Prospectus relating to the investment plan, which must be approved by the BoT prior to its distribution. The BoT also must approve the investment contract establishing the investment plan and amendments to certain principal features thereof, including, in the case of the Investment

Plan, increases in the amount of non-Thai or Baht denominated securities permitted to be held by the Investment Plan to above 20% of its net assets, increases in the size of the Investment Plan beyond $215 million (except through appreciation), withdrawal of capital from the Investment Plan (except for the payment of Fund expenses) and conversion of the Investment Plan from a closed-end type to an open-end type. For example, any withdrawals of principal must be approved by the BoT. While the Fund has no reason to believe that such approval would not be granted, there is a possibility that the Bank of Thailand would disapprove of the transaction.

The Procedures also require that a depositary or custodian approved by the BoT be appointed to hold the assets of the Investment Plan and prescribe categories of investments that may be held by an investment plan and investment diversification requirements that must be observed. Numerous rules and procedures regarding, among other things, computation and publication of net asset value and preparation of audited financial statements are also included.

Pursuant to a subsequent BoT Notification, dated November 6, 1985 (the "Notification"), a number of limitations contained in the Procedures will not apply to any investment plan if all holders of its units are not Thai nationals and have no domicile in Thailand and such units are paid for by funds brought to Thailand from abroad. Accordingly since the Fund is its sole unitholder, the Investment Plan is not subject to the following provisions of the Procedures, among others: (i) the requirement that there be at least 250 unitholders, (ii) certain restrictions on investments in money market instruments, (iii) the requirement that specific proportions of any profit realized be credited to a reserve account and (iv) certain prohibitions on investments in corporate securities other than listed securities of companies having a minimum share capital of 10 million Baht, having been in operation for not less than three years and having net profits arising therefrom for not less than two years up to the end of the latest accounting period. The BoT has also granted certain exemptions from those portions of its Procedures and from certain foreign exchange control laws and regulations which would otherwise prohibit reinvestment of the Investment Plan's assets in non-Thai securities or instruments denominated in currencies other than Baht. These exemptions will permit investments in such securities and instruments, subject to foreign exchange control approval, so long as the same do not at any time exceed 20% of the Investment Plan's net assets and also will permit the Investment Plan's assets to be invested in certain foreign currency deposit accounts maintained with commercial banks in Thailand.

Approval from the BoT for the Investment Plan, including approval of the Investment Contract, was granted on December 25, 1987. Approval for the increase in the Investment Plan resulting from the Offer was granted by Thailand's Securities and Exchange Commission (the "Thai SEC") on November 8, 1994. The BoT approval (in the absence of prior revocation) expires in 2015, at which time the Investment Plan will terminate, and its assets be liquidated, unless continuance thereof is approved by the Thai SEC. There is, however, a risk that the Thai SEC may not approve the continuance of the Plan.

Although the Investment Plan is still governed by the BoT Notifications, after the enactment of the Thai SEC Act in 1992, the supervision of the business of mutual fund management was transferred from the BoT to the Thai SEC.

Exchange Control

The currency transactions of the Fund and the Investment Plan will be subject to Thai foreign exchange control regulations. The Investment Contract provides that the Fund's Board of Directors may cause, at least annually, the distribution to the Fund of all the Investment Plan's income, that the Fund may partially liquidate the Investment Plan at any time to the extent necessary to pay any of the Fund's expenses, and that the Fund may invest up to 20% of the assets of the Investment Plan in non-Thai and non-Baht denominated securities and instruments. It will be necessary, however, to obtain the approval of the Exchange Control Officer of the BoT prior to any conversion of funds of the Investment Plan into currencies other than Baht or any transfer of funds outside of Thailand or for the account of a non-resident, including for distributions of income, the payment of expenses, or to permit reinvestment in non-Thai or non-Baht denominated securities and instruments or to export beneficial certificates representing Units outside of Thailand. Processing of export requests by authorized banks (banks authorized by the BoT to process foreign exchange transactions) is ordinarily a routine matter, provided that the supporting documentation for such export requests are completed. However, the actual processing of remittances, once export approval has been granted, may take considerable time. At the conclusion of its initial investment period of the proceeds of the Offer, substantially all of the Fund's assets will be held through the Investment Plan in Thai securities. If the Fund is unable to obtain funds from the Investment Plan necessary so that 90% of the Fund's income will be distributed to its stockholders each year, the

Fund would not qualify for the dividends-paid deduction available to regulated investment companies and will be subject to a corporate-level tax on its income for such year. If the Fund is unable to obtain funds to pay its expenses outside of Thailand, it may become insolvent. If the Fund is unable to obtain funds to invest in non-Thai and non-Baht denominated securities and instruments, the Fund's performance may be adversely affected.

Under new BoT imposed rules implementing a URR, remittances of investment funds and foreign loans into Thailand are permitted, but foreign exchange inflows must be deducted by 30% by authorized banks or further deposited with the BoT for at least one year. If the foreign exchange inflow is withdrawn prior to one year, the inflow will subject to a 1/3rd penalty of the deducted amount unless specific approval is granted. The BoT has granted certain exemptions of URR for investment in listed securities, debt instruments, loans or mutual funds, but not investments in the Investment Plan.

Background and Development

Prior to 1962, securities trading in Thailand was undertaken privately by a few foreign securities firms. The first effort to set up an organized stock market was initiated by a private group and led to the establishment of the Bangkok Stock Exchange in July 1962. Although there were 35 securities officially quoted, trading was concentrated in seven or eight securities, with an average annual transaction volume totaling approximately 50 million Baht during the period between 1964 and 1973.

The growth of the primary market from 1962 to 1973 led to the promulgation of the Securities Exchange of Thailand Act (the "SET Act") in May 1974 and the eventual establishment of the SET as Thailand's only officially recognized securities market. On April 30, 1975, securities trading on the SET was inaugurated, with a total of 16 securities listed, including two government bonds and 14 corporate securities.

During the first decade of operation (1975-1985), trading volume on the SET was relatively low with an average daily turnover of approximately 60 million Baht. The SET Index fluctuated within a narrow range of 70 to 270 points. The high growth period of the SET began in late 1986 with an increase in foreign investment. The average daily trading value increased sharply from 101 million Baht in 1986 to 494 million Baht in 1987. The value of trading has continued to increase, with the amount reaching 16.4 Billion Baht in 2005. By the end of 2005, the SET Index stood at 713.73, an increase of more than 6.8% for the year. The average daily turnover for 2005 was more than four trillion Baht. The total market capitalization increased to more than 5.1 trillion Baht. The SET is the only organized securities market in Thailand.

Thailand's Securities and Exchange Commission (the "Thai SEC") conducts regular inspections on the SET to ensure proper execution of trading practices. The Thai SEC inspects all relevant areas, including broker/member supervision, complaint handling, listed company supervision, fair access to information and trading systems, clearing and settlement systems, and enforcement and disciplinary actions on market participants. The Thai SEC then files reports listing all deficiencies with the board of the SET.

The Thai SEC must approve all listing rules and must approve the trade of each security before it is offered.

On May 17, 2004, the SET established a subsidiary futures exchange, the Thailand Futures Exchange ("TFEX"), on which the SET50 Index Futures were launched in 2005. The TFEX is the only futures exchange in Thailand.

Regulation

To initiate a new legal framework and mark a new era for the Thai capital market, on March 12, 1992, the Securities and Exchange Act B.E. 2535 (1992) or the "Thai SEC Act" was promulgated and came into force on May 16, 1992 so as to reinforce the unity, consistency, and efficiency in supervision and development of the market. The enactment of the Thai SEC Act empowered the Thai SEC to be established as an independent state agency with responsibility for supervision and development of the capital market under the direction and guidance of the Board of the Thai SEC. The Derivatives Act B.E. 2546 (2003) became effective on January 6, 2004. It provided a regulatory framework for the Thai SEC to use in regulating the derivatives markets and to empower the Thai SEC to protect the financial integrity of the market.

The authority to regulate the securities industry in Thailand resides primarily in the Thai SEC, the Ministry of Finance (the "MoF") and the Ministry of Commerce (the "MoC"). The Thai SEC has the power to supervise, enforce and formulate and promulgate rules and regulations under the Thai SEC Act and Thai Derivatives Act. Furthermore, the Thai SEC will have the power to approve regulations promulgated by self regulatory organizations established under the Thai SEC Act. The MoF licenses brokers, dealers, underwriters and investment managers in consultation with the Thai SEC. The MoC has primary authority in implementing the formation and corporate governance of limited companies and public limited companies respectively and in overseeing the issuance of shares to the public and existing stockholders.

Foreign Investment

The aggregate percentage of the registered shares of certain Thai companies that may be owned by foreign stockholders is limited both by Thai law and restrictions contained in the articles of association of certain Thai companies. To the extent that such limitations differ, the lower of the corporate or statutory limitation controls. The level of foreign shareholdings permitted by Thai law varies depending, in part, upon the type of business enterprise involved. For example, the maximum statutory level of foreign ownership for banks or finance firms is 25%. Similarly, companies which own land are not permitted to have more than 49.99% foreign ownership. Depending upon the applicable statute, penalties for violation of limitations on foreign ownership include forfeiture of the shares or, in the case of real estate companies, penalties against the corporation itself. It is a criminal offense in Thailand for a Thai national to hold shares as a nominee for foreign persons in order to evade the laws limiting direct foreign ownership, the penalties for which include fines payable by both the Thai nominee and its foreign principal, and the MoC is empowered to close the business of any corporate entity found to be in violation thereof. Under the Commercial Banking Act and the Credit Foncier Act, banks, financial and credit foncier companies are required to periodically examine their share register to ensure compliance with the applicable limitation and report the results of their examination to the BoT. With respect to laws limiting foreign ownership administered by the MoC, there is no central authority responsible for monitoring and enforcing such limitation. The enforcement of restrictions contained in companies' articles of association are monitored by companies through their registrars. SETquoted companies having articles of association which contain such a limitation are required to report the percentage of foreign ownership of their shares to the SET.

When a foreign person acquires shares in a Thai company that are subject to limitations upon foreign ownership, such foreign purchaser can not be assured that the registration of transfer of the acquired shares will be permitted. The foreign person must purchase the shares and then attempt to have the shares re-registered in their name. If the maximum number of foreign-owned shares is already registered, the company will not re-register the newly acquired share in a foreign owner's name.

On September 9, 1987 the SET established a new board on the SET on which only shares registered or registerable in the name of a foreign person will be permitted to trade in order to facilitate trading in shares with foreign holdings equal to or nearing the maximum allowed.

The SET formed a wholly-owned subsidiary company, the Thai NVDR Company Limited ("Thai NVDR"), on October 2000. The Thai NVDR will issue a non-voting depositary receipt ("NVDR") for investors, which will be automatically listed on the SET. The main purpose of the NVDR is to help eliminate foreign investment barriers. Investors in the NVDR will receive all financial benefits of Thai securities as if they had invested in an ordinary share, but will not be entitled to any voting rights.

Trading gains on Thai securities are subject to Thai withholding tax which differs depending upon the nature of the income and the type of investor. For a discussion of the Thai tax treatment of the Investment Plan and the Fund see "Taxation — Thai Income Taxes — Taxation of the Investment Plan."

For individual domestic and foreign investors there is no capital gains tax on securities transactions executed on the SET. For corporate foreign investors there is a 15% withholding tax on the capital although resident corporations of countries having tax treaties with Thailand may be exempt from such withholding or, if not exempt, may be able to recover all or some of this tax. At present, Thailand has signed a treaty on double taxation avoidance with 50 countries, namely: Sweden, Japan, Norway, Denmark, Germany, France, the Netherlands, Singapore, South Korea, Italy,

Belgium, Pakistan, United Kingdom, Indonesia, Malaysia, Philippines, Poland, Canada, Austria, India, Finland, the People's Republic of China, Australia, Hungary, Sri Lanka and Vietnam.

The following table summarizes the principal data on the SET, including new share issuances to existing stockholders and to the public.

THE SECURITIES MARKET OF THAILAND

Principal Data on The Securities Exchange of Thailand

	Year-end No. of Quoted		Trading Volume		Year-end Market	Capital Mobilized (New Share Issuances–
Year	Companies	Newly Listed Companies	Daily Average (in millions of shares)	Annual Market Value (in Millions of Baht)*	Capital- ization (in billion of Baht)	Market Value) (in millions of Baht)	Market P/E Ratio (x's)	Dividend– Yield (%)
2001	382	7	6,439.83	1,577,757.97	1,607.31	108,244.76	4.92	2.06
2002	389	18	8,356.91	2,047,442.23	1,981.37	71,719.82	6.98	2.72
2003	408	21	2,220.98	4,670,281.49	4,789.86	170,182.37	13.65	1.81
2004	440	36	2,246.63	5,024,399.25	4,521.89	77,576.62	9.40	2.75
2005	468	36	2,610.93	4,031,240.02	5,105.11	118,549.53	9.40	3.37
2006	476	12	3,077.33	3,956,262.03	5,078.70	135,712.86	8.10	4.23

Source: The Stock Exchange of Thailand

*  Excluding depository receipts, unit trusts, derivative warrants, debentures and convertible debentures from the calculation.

Yearly SET Index Statistics

Year	High	Low	Year–End
1996	1415.04	816.79	831.57
1997	858.97	357.13	372.69
1998	558.92	207.31	355.81
1999	545.91	313.65	481.92
2000	498.46	250.60	269.19
2001	345.56	265.22	303.85
2002	426.45	305.19	356.48
2003	772.15	350.98	772.15
2004	794.01	581.61	668.10
2005	741.55	638.31	713.73
2006	785.38	622.14	679.84

Source: The Stock Exchange of Thailand.

The Secondary Market

The SET categorizes corporate securities into 25 sectors, with the property development, finance and securities and construction materials sectors leading in terms of number of securities quoted.

SECTORAL DISTRIBUTION OF CORPORATE SECURITIES LISTED ON THE SET
(at December 31, 2006)

	Number of Listed Securities	Number of Shares	Market Capitalization as at 31 December 2006 (Baht Million)
1. Common Stock
1.1 Agro & Food Industry
Agribusiness	21	13,673,692,632	75,336.66
Food and Beverage	26	8,936,060,433	117,545.44
Total	47	22,609,753,065	192,882,10
1.2 Consumer Products
Home & Office Products	12	2,135,349,909	13,510.94
Personal Products & Pharmaceuticals	6	1,285,945,033	5,600.98
Fashion	27	2,611,038,460	48,904.35
Total	45	6,032,333,402	68,016.26
1.3 Financials
Banking	13	45,161,743,906	784,160.98
Finance and Securities	36	18,165,745,177	108,216.42
Insurance	18	2,312,903,255	46,740.51
Total	67	65,640,392,338	939,117.91
1.4 Industrials
Petrochemicals & Chemicals	13	7,062,771,282	187,172.09
Packaging	13	2,471,695,975	11,754.64
Paper & Printing Materials	3	1,020,636,829	25,509.05
Automotive	20	3,488,726,502	41,170.20
Industrial Materials & Machinery	21	58,613,253,789	67,842.59
Total	70	72,657,084,377	333,448.57
1.5 Property & Construction
Construction Materials	29	20,152,083,660	422,500.00
Property Development	66	105,122,391,130	384,092.25
Total	95	125,274,474,790	806,592.25
1.6 Resources
Energy and Utilities	22	45,139,090,755	1,431,635.59
Mining	1	226,000,000	9,153.00
Total	23	45,365,090,755	1,440,788.59
1.7 Services
Commerce	15	14,386,052,850	149,907.94
Media and Publishing	26	11,247,108,383	103,963.60
Health Care Services	14	5,487,236,274	92,080.14
Tourism & Leisure	16	6,065,704,911	58,701.28
Professional Services	2	1,500,000,000	1,083.00
Transportation & Logistics	14	18,872,311,800	251,043.27
Total	87	57,558,414,218	656,779.23
1.8 Technology
Information and Communication Technology	25	31,692,204,180	408,449.12
Electronic Components	12	9,251,625,128	77,693.91
Total	37	40,943,829,308	486,143.03
2. Non-Performing Group	17	6,865,625,060	6,583.44
3. Preferred Stocks	9	4,222,652,970	114,869.83
4. Unit Trusts	7	8,134,000,000	71,562.60
5. Warrants	79	28,100,485,231	33,483.68
6. Depository Receipt	1	520,056,055	4,784.52

Source: The Stock Exchange of Thailand

Although as of December 31, 2006 there were 488 quoted companies on the SET (excluding unit trusts), market capitalization and trading is concentrated in a limited number of companies. The market capitalization of the SET 50, an index of the fifty top companies in terms of market capitalization in Thailand, is listed below.

THE THAI SET 50 INDEX
MARKET CAPITALIZATION
(as of December 29, 2006)

Baht (thousand)
Advanced Info Service PCL	228,899.82
Airports of Thailand PCL	83,571.34
Amata Corp PCL	13,124.10
Aromatics Thailand PCL	31,268.01
Bangkok Bank PCL	209,972.72
Bangkok Dusit Medical Service PCL	41,041.06
Bangkok Expressway PCL	18,557.00
Bank of Ayudhya PCL	54,110.95
Banpu PCL	49,458.11
BEC World PCL	42,200.00
Bumrungrad Hospital PCL	26,929.54
CalComp Electronics Thailand PCL	17,306.95
Central Pattana PCL	49,241.24
Charoen Pokphand Foods PCL	37,559.69
CP Seven Eleven PCL	27,793.52
Delta Electronics Thai PCL	21,556.97
Electricity Generating PCL	50,277.41
Glow Energy PCL	48,274.55
Hana Microelectronics PCL	23,106.11
Italian–Thai Development PCL	22,645.86
Kasikornbank PCL	146,502.09
Kiatnakin Bank PCL	14,026.89
Kim Eng Securities Thailand PCL	9,646.33
Krung Thai Bank PCL	133,039.01
Land and Houses PCL	54,671.95
MCOT PCL	15,871.99
Minor International PCL	34,445.55
Precious Shipping PCL	26,520.00
PTT Chemical PCL	108,778.42
PTT Exploration & Production PCL	317,099.19
PTT PCL	589,034.38
Ratchaburi Electricity Generating Holding PCL	62,350.00
Regional Container Lines PCL	13,790.40
Sahaviriya Steel Industries PCL	13,756.34
Shin Satellite PCL	7,419.27
Siam Cement PCL	290,400.00
Siam City Bank PCL	35,706.50
Siam City Cement PCL	63,500.00
Siam Commercial Bank PCL	109,828.79
Siam Makro PCL	23,520.00
Thai Airways International PCL	75,176.15
Thai Oil PCL	107,101.46
Thai Plastic & Chemical PCL	14,875.00
Thai Union Frozen Products PCL	21,851.40
Thanachart Capital PCL	18,663.88
Thoresen Thai Agencies PCL	16,413.95
Tisco Bank PCL	11,908.10
TMB Bank PCL	42,995.53
TPI Polene PCL	23,218.50
True Corp PCL	23,193.18

There are currently 458 securities-related companies quoted on the SET. Together, they had an aggregate market capitalization of 4.858 trillion Baht as of December 31, 2006. Unless the SEC grants an order with respect to the ability of the Fund to invest in Thai securities companies, See "Investment Limitations," the Fund will not be able to invest in these companies, in which case the Fund believes it may be disadvantageously affected.

The Thai government has attempted to encourage companies to list on the SET by granting tax concessions to both listed companies and investors in listed securities. Despite a 1986 concessionary 5% reduction in corporate income tax rate (from 35% to 30%) for SET-listed companies, the number of Thai companies listed on the SET has not increased substantially.

There is no regulation of secondary distributions of securities, either by affiliates or non-affiliates of issuers, a matter that is under review by the SET, although no regulations are expected in the current year. Securities subject to such secondary distributions may be quoted on the SET without compliance with disclosure or other SET regulations.

Debt Securities

In November 2003, the SET established a new exchange for the trading of fixed income instruments called the Bond Electronic Exchange ("BEX"). The BEX's listings consists mainly of government bonds, corporate debentures and unit trusts. As of 2006, the BEX capitalization of listed fixed income instruments totaled 3.14 trillion Baht or 76.91% of all issued fixed income instruments. The listed issues consisted of 228 billion Baht of T-bills, 1.15 trillion Baht of Government Bonds, 902 billion Baht of MOF Bonds, 517 billion Baht of State Enterprise Bonds, 337 billion Baht of corporate debentures (87 issues from 19 companies) and 5.4 billion Baht of unit trusts. The trading value in 2006, however, was only 256.10 million Baht as institutional investors did not play an active role in the market.

Trading Volume

Trading on the SET is dominated by domestic institutions and individuals, which on the average in the last five years are estimated to account for approximately 8.39% of total trading volume. Local institutions include the various finance and securities companies, banks and corporations which maintain investment portfolios. Trading on the SET is predominantly limited to a small number of issues, with the five most active issues accounting for 18.06% of total trading volume of corporate securities for the year ended December 31, 2006.

TOTAL TRADING VOLUME ON THE SET

	Total Turnover of Corporate Securities(1)
Year	Units (Million)	Value (Baht million)
2006	747,790.95	3,956,262.03
2005	639,678.15	4,031,240.02
2004	550,423.60	5,024,399.25
2003	548,581.67	4,670,281.49
2002	263,969.99	2,047,442.23
2001	180,317.53	1,577,757.97
2000	60,502.56	923,696.83
1999	96,322.94	1,609,787.16
1998	70,835.95	855,168.94
1997	29,902.36	929,601.21

The turnover ratio of corporate equity securities (number of units traded/total number of listed and authorized shares) for the year ended December 31, 2006 was 1.91%, higher than the 1.38% figure for the year ended December 31, 2005.

Trading has tended to be concentrated in the shares of a small number of leading companies, the top five companies accounting for over 36 percent of total turnover in 2006.

TRADING VOLUME ON THE SET BY LEADING COMPANIES

	Turnover (Common Shares Only) for year ended December 31, 2006
	Units (Million)	Value (Baht million)
Kim Eng Securities (Thailand) Public Company Limited	168,296,894,682	682,850.95
SCB Securities Company Limited	48,734,976,981	507,928.20
Asia Plus Securities Public Company Limited	107,536,736,571	493,500.13
Phatra Securities Public Company Limited	27,641,563,426	461,465.58
Credit Suisse First Boston Securities (Thailand)	20,281,724,122	408,761.16

Recent SET Developments

The SET is considering a number of measures to encourage the growth of securities markets in Thailand. Recently, the SET established an exchange for futures contract trading, the Thailand Future Exchange Plc ("TFEX"). TFEX, a subsidiary of the SET, was established on May 17, 2004 as a derivatives exchange. The TFEX is governed by the Derivatives Act B.E. 2546 (2003) and is under the supervision of the Securities and Exchange Commission.

The TFEX has been established to act as an exchange for the trading of derivatives which offer products for effective hedging. The market is operated upon a reliable trading infrastructure. The TFEX ensures a fair, orderly and transparent market. The TFEX offers market participants a high-quality, cost-efficient and comprehensive range of services including an order entry facility, a matching system and market dissemination system via a reliable electronic trading platform. The TFEX intends to lead the financial derivatives market in Thailand to sustainable growth.

COMPARISON OF TRADING, TEN MOST ACTIVE SHARES, FOR THE
PERIOD JANUARY 1-DECEMBER 31, 2005 AND JANUARY 1-DECEMBER 31, 2006

	Trading Volume (Million Shares)		Trading Volume
			2005		2006
Company Name	2005	2006	Million Baht	Rank	Million Baht	Rank
NSM	9,320.81	33,048.22	10,606.49	69	21,086.52	35
PICNI	36,038.01	29,655.08	88,180.18	6	20,638.25	36
IEC	10,296.03	26,092.13	18,181.57	39	77,488.22	8
GSTEEL	N/A	25,025.74	N/A	N/A	30,785.49	24
IRPC	21,125.42	22,867.43	233,730.54	1	178,144.28	1
JAS	20,756.57	20,304.79	13,450.58	50	10,611.64	60
BLAND	22,239.94	13,504.34	14,056.19	47	10,401.56	61
HEMRAJ	8,121.21	12,731.50	8,165.13	83	12,947.97	53
N-PARK	12,356.75	10,856.10	11,718.31	62	5,412.75	102
TMB	10,716.38	10,797.41	44,157.04	19	43,178.42	12

Over-the-Counter and Private Placement Markets

In addition to trading on the SET, there is also a small over-the-counter market in Thailand. The over-the-counter market consists of trading in the shares of a limited number of companies not quoted on the SET and trading in SET quoted securities by non-SET members. The BoT also repurchases, and several banks maintain a secondary market in, government bonds. There is no substantial market for privately placed securities, although occasional transactions occur.

Structure of Trading on the SET

The securities industry in Thailand is divided into different segments according to classes of licenses granted by the MoF. The MoF grants nine classes of licenses: broker, underwriter, investment adviser, dealer and private fund manager, mutual fund manager, venture capital, inter-dealer broker, stock borrowing and lending, and financing for securities companies. It is common for securities companies to hold more than one license and most members of the SET are licensed to engage in all activities other than investment management. SCB Asset Management Co., Ltd, the

Fund's investment manager, is one of only eight companies permitted to engage in investment management, i.e., establishing and managing investment plans.

In addition to the 49 members of the SET, there exist non-member brokers, or "sub-brokers," who can complete trades on the SET only through member firms. Unlike member firms, non-member brokers are permitted to trade in listed securities in transactions off the SET without SET approval.

Investors in listed securities pay a commission, fixed by the SET at a rate not less than 0.2% of the value of a transaction for internet trades and not less than 0.25% for all other trades, not less than 0.10% of the value of a transaction involving investment units or warrants on investment units and for or investment units of a fixed income fund, warrants on such investment units or debt instruments, at a rate according to an agreement on rates of fees made with customers.

The SET is an auction market without designated specialists. Trading is conducted Monday through Friday from 10:00 a.m. to 12:30 p.m. and 2:30 p.m. to 4:30 p.m. In addition to the foreign board, trading on the SET is divided into three boards, the main board for regular trading in equity securities, a second board for trading in big lots and a third board for odd lots. Trading on the main board is transacted between member firms, trading for their own account or for their customers, within the limits of competing bid and ask prices posted on the trading board. A member must take the first quote on the board corresponding to his offer or bid. Members are limited to trading up to twenty board lots at any one time, after which they must place their bid or ask offers below other members willing to buy or sell at the same price. A board lot is normally comprised of 100 shares. Transactions are concluded with the execution of a sales record between the buying and selling members.

When a member wishes to enter into a single transaction which exceeds the lower of 10 million Baht and 10% of the registered paid-up capital of the quoted company, the transaction is classified as a big lot and must be traded on the second board. All big lot transactions can only be completed with the approval of the SET, which could refuse to permit the trade if it would disrupt the market or if the sales price markedly deviates from the trading on the main board. Odd lots (less than one board lot), special lots (nonintegral multiples of one board lot) and debentures are also traded on the second board.

On December 1, 1997, the SET introduced new floor and ceiling price limits for trading. The former limits allowed stock prices to fluctuate within a range of 10%, while the current limits allow prices of a stock to fluctuate within a range of 30 per cent of the previous closing price on the main board. However, if the market price is less than 1 Baht, stock prices may fluctuate within a range of 100% of the previous closing price. Ceiling and floor limits apply to each trading board utilizing the AOM system, with the exception of the foreign board.

All trading transactions are cleared and settled within the third consecutive business day following the trading day (T+3). The clearing and settlement process is managed by the Thailand Securities Depository Co., Ltd. (TSD), a wholly-owned subsidiary of the Exchange. The TSD is the only clearing house and central securities depository in Thailand, in addition to being the industry's main share registrar.

The TSD sends a report on the day's net trading and net cash balance to its members via a computer network at approximately 10:30 p.m. each trading day, which its members can download by the following morning. Should the clearing house's computer system fail, the TSD will inform its members when the computer system will resume.

Listing, Disclosure and Reporting Requirements

Any company wishing to secure a listing on the SET must comply with a two-step procedure set out in the Thai SEC Act. The first step is to apply to the Office of the Thai SEC for approval of the public offer of shares and to submit a registration statement and draft Prospectus to the Office of the Thai SEC. The application for approval and the filing of the registration statement and Prospectus may be done simultaneously. In this case both the period within which the Office of the Thai SEC considers the application for approval and the "cooling off" period (i.e., the 45-day period prior to the date the Prospectus becomes effective) will run simultaneously. Once this process is completed, the applicant must apply for the approval of the Board of Governors of the SET.

The SET Board of Governors has authority to prescribe rules and regulations with respect to listing of securities. However, such rules and regulations must be approved by the Thai SEC. The current listing rules became effective on February 1, 2001 ("Listing Rules").

Qualifying Securities

The Listing Rules permit the listing of ordinary and preferred shares, ordinary and convertible debentures and certificates representing the right to purchase shares or debentures.

All these securities must be registered and not bearer securities and there may be no transfer restrictions other than those required by law. Shares are required to have a par value of 10 Baht each and must be paid up in full. Debentures may be listed only if the total amount offered is at least 100 million Baht. Redemption or conversion of debentures (other than partial redemption or conversion) may only take place three years after the date of issue and the debentures must be rated by a credit rating agency approved by the Office of the Thai SEC. Convertible debentures may only be issued by companies whose shares have been listed on the SET for at least one year.

With respect to certificates, the Listing Rules require that the applicant's shares must have been listed on the SET for at least one year, the shares to be issued may not exceed 30% of the total paid-up capital; and the certificates must have a maturity of between one and three years.

Small Stockholders

The Listing Rules require a wide distribution of the shares to be listed. In the case of an ordinary applicant there shall be 1,000 stockholders holding at least 25% of paid-up share capital, each or which hold not more than 5% of the applicant's paid-up share capital. If the applicant has a paid-up capital of less than 500 million Baht, the "small" stockholders shall together hold at least 30% of the paid-up capital and will not participate in management of applicant.

Public Distributions

The number of shares which need to be made available to the public depends again on the capitalization of the issuer. A distinction is made between companies with a paid-up capital of less than 500 million Baht and companies with a paid-up capital equal to or exceeding 500 million Baht. For companies with a paid-up capital of less than 500 million Baht, the number of shares representing at least 15% of paid-up capital must be made available. For companies with paid-up capital equal to or exceeding 500 million Baht, the number shall represent at least 10% of paid-up capital or at least 75 million shares.

Stock Market Indices

There are five different indices calculated for Thailand's stock market:

•  SET Index – the SET Index includes all common shares and is weighted and calculated daily by the SET. The SET Index uses daily closing prices to calculate market value.

•  Market for Alternative Investment (mai) Index – The mai Index includes all common stocks listed on the mai, except for those that have been suspended for more than 1-year. The mai Index is calculated using the same methodology as the SET Index. It was established on September 2, 2002, when it was set at 100 points.

•  Industry and Sectoral Group Indices – In addition to the SET Index, which is calculated from the prices of all common stocks on the main board, The SET also provides industry group indices and sectoral indices. Both are calculated from the prices of the common stocks from each industry group or sector. The industry groups were established on December 31, 2003, and were set at 100 points.

•  SET50 Index and SET100 Index – The SET50 Index and the SET100 Index provide a benchmark for the Thai markets. They are calculated from the stock prices of the top 50 and 100 listed companies in The SET in terms of market capitalization and liquidity.

The calculation method is the same as that used for the SET Index. The SET50 Index was formed on August 16, 1995 and the SET100 Index was established on April 30, 2005. Each was set at an original value of 1000. The value of each index is continually adjusted to correspond to changes in the values of its underlying securities.

DIRECTORS AND OFFICERS

The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2007 for Class I Directors, 2008 for Class II Directors and 2009 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years And Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex	Number of Portfolios in Fund Complex Overseen by Director
Austin C. Dowling (74) 672 Medford Leas Medford, NJ 08055	Class II Director Since 1999	Retired; Director, The Japan Equity Fund, Inc., since 1992; Director, The Singapore Fund, Inc., since 2000.	$1-10,000	$50,001-100,000	3

Martin J. Gruber (69) 229 South Irving Street Ridgewood, NJ 07450	Class I Director Since 2000	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Japan Equity Fund, Inc., since 1992; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Mutual Funds, since 1992; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	$10,001-50,000	Over $100,000	3

David G. Harmer (63) 4337 Bobwhite Court Ogden, UT 84403	Class I Director Since 2000	Director of Community and Economic Development, City of Ogden, since July 2005; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Chairman, 2K2 Hosting Corporation, from April 2001 to April 2002; Director, The Japan Equity Fund, Inc., since 1997; Director, The Singapore Fund, Inc., since 1996.	None	$10,001-50,000	3

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years And Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex	Number of Portfolios in Fund Complex Overseen by Director
Oren G. Shaffer (64) 1801 California Street Denver, CO 80202	Class II Director Since 2000	Vice Chairman and Chief Financial Officer, Qwest Communications International Inc., from July 2002 to April 2007; Director, The Japan Equity Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1997.	None	$10,001-50,000	3

Interested Persons:

Masamichi Yokoi (55) Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman of the Board, and Director since 2006	Chairman and CEO, Daiwa America Corp., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006; Chairman of the Board, The Singapore Fund, Inc., since 2006; Director of Terex Corporation, since March 2007.	None	—	2

John J. O'Keefe (48) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President and Treasurer of the Fund since 2000	Vice President, Fund Accounting Department of Daiwa Securities Trust Company since 2000; Vice President and Treasurer, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., since 2000.			—

Yuko Tatezawa (28) One Evertrust Plaza Jersey City, NJ 07302-3051	Secretary of the Fund since 2004	Secretary, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004; Client Reporting Department of Daiwa Securities Trust Company, since 2002.			—

Anthony Cambria (52) One Evertrust Plaza Jersey City, NJ 07302-3051	Chief Compliance Officer of the Fund since 2004	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc. since 2004			—

Leonard B. Mackey, Jr. (56) 31 West 52nd Street New York, NY 10019-6131	Assistant Secretary of Fund since 2004	Consultant to the law firm Clifford Chance US LLP since May 2007, Partner in the law firm of Clifford Chance US LLP, from 1983 to 2007; Assistant Secretary, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004			—

The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors review such actions, supervise the Investment Manager and the Adviser and decide on general policy.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. See "Common Stock—Special Voting Provisions."

The Fund pays to each of its directors who is not an affiliated person of the Investment Manager or the Investment Adviser, in addition to certain out-of-pocket expenses, $650 for each directors' meeting attended, $475 for each audit committee meeting attended and an annual fee of $5,000.

The Articles of Incorporation of the Fund contains a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's directors to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the full extent permitted by the MGCL. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is proved that (1) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that directors and officers will not be liable to the Fund or its stockholders for money damages, except where the conduct described in the foregoing clauses (1), (2) or (3) is proved. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a director for any breach of the director's duty of loyalty to the Fund or its stockholders, or for any liability for willful or negligent violation of certain provisions of law governing payment of dividends and purchase or redemption of stock, or for any liability for a transaction from which the director obtained an improper personal benefit. Also, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

As of the date of this Prospectus, the Directors and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of Common Stock of the Fund. As of December 31, 2006, no non-interested Director of the Fund owned securities of the Investment Manager, the Investment Adviser, Daiwa Securities Trust Company or an entity directly or indirectly controlling, controlled by or under common control with the Investment Manager, the Investment Adviser or Daiwa Securities Trust Company.

Set forth below is a chart showing the aggregate compensation paid or payable by the Fund to each of its Directors, during the fiscal year ended December 31, 2006, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies during their respective fiscal years.

Name and Position With Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid
Masamichi Yokoi, Director and Chairman of the Board	$0	$0	$0	$0
Austin C. Dowling, Director	$8,268	$0	$0	$27,609
Martin J. Gruber, Director	$7,910	$0	$0	$27,252
David G. Harmer, Director	$8,268	$0	$0	$26,767
Oren G. Shaffer, Director	$8,268	$0	$0	$27,609

The Fund's Board of Directors held four regular meetings during its fiscal year ended December 31, 2006. Each current Director attended or participated in at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, four Directors attended the meeting.

As permitted by the Maryland General Corporation Law ("MGCL"), the Fund has elected to be subject to the provisions of Section 3-804 (c), whereby in the event of a vacancy that results from an increase in the size of the Board of Directors, the death, resignation or removal of a director, the remaining directors in office may fill the vacancy, even if the remaining directors do not constitute a quorum.

The Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter. The current members of the Fund's Audit Committee are Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer. The Fund's Audit Committee met four times during its fiscal year ended December 31, 2006.

The Fund's Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the American Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the AMEX listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter. The current members of the Fund's Nominating and Compensation Committee are Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer. The Fund's Nominating and Compensation Committee did not meet during the Fund's last fiscal year.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Control Persons

To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares at June 8, 2007. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

MANAGEMENT OF THE FUND

Organization and Management of the Investment Manager

SCB Asset Management Co., Ltd. acts as the investment manager of the Investment Plan pursuant to an investment contract and was established in 1992. Its principal shareholders include the Siam Commercial Bank PLC, Thailand's first commercial bank, and SCB Securities Co., Ltd. The company engages on all three main types of asset management services: mutual funds, provident funds and private funds. The Investment Manager is among the top three largest asset management companies in Thailand with over US$8,143.38 million under management.

In addition to the main stream aspects of managed funds such as equities, bonds and cash, SCBAM also leads the market in creating innovative niche products such as Thailand's first and only SET Index-linked Exchange Traded Fund ("ETF"), principle guarantee funds and retirement mutual funds ("RMF") with insurance options.

SCBAM's disciplined investment process has been a key to the success achieved as a leading investment manager with superior performance relative to the benchmark over each time frame.

The share capital and stockholders of the Investment Manager as of March 20, 2007 are set forth below:

Name of Stockholder	% of Ownership
Siam Commercial Bank PCL	67.99
SCB Securities Ltd.	32.00
Retail Shareholders	0.01
Total	100.00

Certain information regarding the directors and the principal executive officers of the Manager is set forth below:

Name and Address	Position with the Manager
Mr. Sumet Tomtivejkul*	Chairman
Mr. Akamol Manasvanich*	Director
Mr. Wirutt Ruttanaporn*	Director
Mr. Boonchoo Direksathapan*	Director
Mr. Adisorn Sermchaiwong*	President

*  Business Address: Sindhorn Bldg., Tower 3, 23rd Floor, 130-132 Wireless Rd., Pathumwan, Bangkok, Thailand 10330

The Investment Plan

The Investment Plan was established pursuant to the Investment Contract between the Fund and the Investment Manager. The Investment Plan was approved by the BoT on February 7, 1990 and the Investment Contract was approved by the BoT on May 18, 1990. No other investor invests through the Investment Plan, which is known as a "krongkarn" under Thai law, and the Fund's investments in Thai equity securities and Baht-denominated instruments will be made through the Investment Plan which is expected to hold all such investments. Under the Investment Contract, the Investment Manager will manage the assets of the Fund held in the Investment Plan according to the investment objective and policies and investment limitations of the Investment Plan, which are the same as the Fund's investment objective and policies and investment limitations. The investment policy of the Investment Plan also encompasses investment in securities whose returns and liquidity are permitted under the BoT's Procedures. The Investment Plan is subject to regulation by the Securities and Exchange Commission, Thailand ("Thai SEC"). See "Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan."

Under the Investment Contract, the Investment Manager retains the legal title to all assets held by the Investment Plan and must hold these assets separate from its own assets, free and clear of all liens, claims and encumbrances, with a custodian approved by the Thai SEC. The Investment Manager is also responsible for keeping all records in connection with the Investment Plan required by Thai law.

Unless the Fund through the Investment Manager seeks and obtains an extension from the BoT, the Investment Plan will terminate in 2015 when the BoT's approval expires. Upon termination, the Fund's assets held through Investment Plan will be liquidated. Securities held through the Investment Plan that may not be held by a non-Thai national such as the Fund because of Thai foreign ownership limitations will be sold by a liquidator appointed by the Investment Manager with the approval of the Thai SEC. The liquidator will proceed to liquidate such securities and to discharge its obligations. The net proceeds of the liquidation shall be paid to the Fund as the Investment Plan's sole unitholder, less any applicable Thai withholding taxes. Securities not subject to such nationality restrictions may be transferred to the direct ownership of the Fund, but only to the extent then permissible under Thai law, or sold, all in accordance with the directions of the Board of Directors of the Fund.

The Investment Contract

The Investment Contract between the Investment Manager and the Fund establishes the Investment Plan. Pursuant to the Investment Contract, the Investment Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. In making these decisions, the Investment Manager will utilize its own advisory capabilities and experience and benefit from the advice, recommendations, research and statistical data and economic forecasting provided by the Investment Adviser under the International Investment Advisory Agreement (the "Advisory Agreement"). The Investment Manager, however, will manage investments under the Investment Plan and make investment decisions with respect thereto in accordance with the investment objective and policies of the Fund and the Investment Plan and, as provided in the Investment Contract, such directions and instructions, if any, as are given by the Fund's Board of Directors and mutually agreed to by the Investment Manager and the Board of Directors. The Investment Manager will also monitor the activities of the Fund's Thai Custodian.

In addition to its advisory services, the Investment Manager is required under the Investment Contract to provide certain administrative services to the Fund, including maintaining or causing to be maintained all books and records required under Thai law to the extent that such books and records are not maintained or furnished by the Thai Custodian, Daiwa Securities Trust Company, the Fund's administrator (the "Administrator"), or other agents of the Fund, furnishing at the Investment Manager's expense for the Fund's use, such office space and facilities as the Fund may require for its reasonable needs in Thailand, furnishing at the Investment Manager's expense, clerical services in Thailand relating to information, statistical and investment work for the benefit of the Fund, arranging for the payment of the Fund's expenses incurred in Thailand and providing such information regarding the Fund's operations in Thailand through the Investment Plan to the Administrator as are necessary to enable the Administrator to prepare the books and records of the Fund.

For its management and administrative services, the Investment Manager receives a fee, which will accrue weekly and be payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets (of which 0.50% per annum is for the Investment Manager's management services and 0.10% per annum is for the Investment Manager's administrative services).

The Investment Contract, as it pertains to the services rendered by the Investment Manager (the "Advisory Sections"), continued in force for a period of two years from the date hereof and from year-to-year thereafter so long as its continuance is approved annually by vote of a majority of the Fund's Directors who are not "interested persons" of the Investment Manager or the Fund as defined in the 1940 Act, cast in person at a meeting called for that purpose, and by either (i) a vote of a majority of the Board of Directors of the Fund or (ii) a vote of a majority of the outstanding shares of the Fund. Under the terms of the Investment Contract, the Fund's beneficial interest in the Investment Plan is non-transferable. The Advisory Sections of the Investment Contract may be terminated by the Fund, without payment of any penalty, upon 60 days' written notice to the Investment Manager, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Investment Manager or revocation of the Investment Manager's license. The Investment Contract will also terminate (i) upon the liquidation or bankruptcy of the Fund or the Investment Manager, whereupon the Investment Manager shall be deemed removed, (ii) if the Investment Manager notifies the Fund that, due to a change in Thai law, in the Investment Manager's opinion the Investment Contract is illegal, impracticable or inadvisable having regard solely to the interests of the Fund, or (iii) at the discretion of the Fund, if the Investment Manager and the Board of Directors are unable to reach an agreement regarding any instructions or directions given by the Board of Directors to the Investment Manager. In case of termination of or failure to renew the Investment Contract or removal of the Investment Manager, the Fund's Board of Directors will select a successor investment manager. Any such successor manager must be approved by the BoT and must be a registered investment adviser under U.S. law. In the event that (i) the Investment Contract is terminated and a new

Investment Contract is not entered into within three months, or (ii) the Investment Manager is removed and a successor is not selected or approved and a new Investment Contract is not entered into within three months, the assets held under the Investment Plan will be liquidated (within three months) in an orderly manner by a liquidator appointed by the Investment Manager (with the approval of the Thai SEC) and the proceeds thereof distributed to the Fund, and the Fund's Board of Directors will take appropriate subsequent steps, including dissolution and liquidation of the Fund. Any sale of assets under these circumstances may require the sale of portfolio securities at prices less favorable than those that might be obtained under other circumstances, but in this event the Investment Manager will endeavor to effect any such sale in the most advantageous manner.

The Investment Contract provides that neither the Investment Manager, the Investment Manager's officers, directors, employees or agents nor any controlling persons (as defined in the U.S. Securities Act of 1933, as amended (the "1933 Act")) will be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund or the Investment Plan in the course of performing any services to be rendered under the Investment Contract, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties thereunder or by reason of reckless disregard on the part of the Investment Manager of the Investment Manager's obligations and duties under the Investment Contract. In addition, the Investment Manager is entitled to indemnification out of the assets of the Investment Plan against all claims (and against all costs and expenses in relation to such claims) incurred or suffered by it as a result of acting as an adviser under the Investment Contract, except with respect to claims arising out of the Investment Manager's own willful misfeasance or gross negligence, reckless disregard of the Investment Manager's duties under the Investment Contract or bad faith.

Organization and Management of the Investment Adviser

Daiwa SB Investments (HK) Ltd. (formerly Daiwa International Capital Management (H.K.) Limited), the Fund's investment adviser, was established in 1988 to provide a direct investment access not only to the Japanese investors but also worldwide investors in the high growth Pacific Basin markets, and at the same time, to work as an intermediary for Asian investors investing in Japan, North America, Europe and other countries. Daiwa SB Investments Ltd. (formerly Daiwa International Capital Management Co., Ltd), the parent company, is one of the oldest money management companies in Japan, managing net assets of US$51.737 billion worldwide as of March 31, 2007.

Proposed Change in Investment Advisor

The current investment adviser has been considering an internal restructuring of market coverage between the current investment adviser and its affiliate, Daiwa SB Investments (Singapore) Ltd., whereby Daiwa SB Investments (Singapore) Ltd. will assume responsibility for managing investments in the Thai market. In part due to this potential restructuring, the portfolio manager of the current investment adviser responsible for the management of Fund's portfolio, resigned from his position with the current investment adviser. Since that date, an interim portfolio manager at the Current Adviser has been responsible for the management of the Fund's portfolio. Daiwa SB Investments (Singapore) Ltd. is in the process of assembling a team of investment professionals and fund managers with experience providing advisory services with respect to both the Thai market as well as individual Thai securities.

At a meeting of the Board of Directors of the Fund held on March 7, 2007, after careful consideration the Board concluded that it would be in the best interests of Fund and its shareholders to recommend to stockholders the approval of Daiwa SB Investments (Singapore) Ltd. (the "Proposed Advisor") as the new investment adviser to the Fund and the approval of a new investment advisory agreement with the Proposed Adviser with terms identical to the current Investment Advisory Agreement. Such stockholder vote is expected to occur on June 28, 2007.

The Investment Advisory Agreement

Under the Investment Advisory Agreement, the Investment Adviser provides general and specific investment advice to the Investment Manager with respect to the Fund's assets held through the Investment Plan, but the Investment Manager makes the ultimate decisions regarding investments. The Investment Adviser also exercises investment discretion with respect to the Fund's assets that are not held through the Investment Plan. Upon the termination of the Investment Plan and liquidation of the Investment Plan's assets, the Investment Adviser will provide advisory and investment management services with respect to all of the Fund's assets. The Adviser also is responsible for monitoring the activities of the Fund's Administrator, custodians, Transfer Agent, accountants, legal counsel and other persons providing services to the Fund.

The Investment Advisory Agreement provides that neither the Investment Adviser, the Investment Adviser's officers, directors, employees or agents nor any controlling person (as defined in the 1933 Act) of the Investment Adviser will be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in the course of performing any services to be rendered under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties thereunder or by reason of reckless disregard on the part of the Investment Adviser of the Investment Adviser's obligations and duties under the Advisory Agreement. In addition, the Investment Adviser is entitled to indemnification from the Fund against all claims (and against all costs and expenses in relation to such claims) incurred or suffered by it as a result of acting as an adviser under the Advisory Agreement, except with respect to claims arising out of the Investment Adviser's own willful or negligent default, reckless disregard of its duties under the Advisory Agreement or bad faith.

Under the Advisory Agreement, The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2006, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2006. At December 31, 2006, the Fund owed the Adviser $5,766 net of waivers.

The Advisory Agreement will continue from year-to-year so long as such continuance is specifically approved at least annually by a vote of a majority of the members of the Fund's Board of Directors who are not parties to such agreement or interested persons (as defined in the 1940 Act) of the Investment Adviser or the Fund, cast in person at a meeting called for the purpose of voting on that approval, and by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund on 60 days' written notice. The Advisory Agreement automatically terminates in the event it is assigned (as defined in the 1940 Act).

Payment of Expenses

The Investment Adviser and the Investment Manager pay the reasonable salaries and expenses of those of their respective directors, officers and employees who are officers and employees of the Fund, as well as fees and expenses of those of the Fund's Directors who are directors, trustees, officers or employees of the Investment Adviser or the Investment Manager, except that the Fund will bear travel expenses or an appropriate fraction thereof of directors, officers or employees of the Investment Adviser or the Investment Manager to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

For its services to the Fund, the Investment Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. December 31, 2006, the Fund owed the Manager $20,629. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2006, no such out-of-pocket expenses were paid to the Manager. For the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Investment Manager earned amounts, including fees and expenses, of $189,387, $167,015 and $ 158,827, respectively. For purposes of calculating compensation, average weekly net assets are determined at the end of each month based upon the average of the net assets as calculated on each valuation date, generally each Thursday, during the month.

The Fund pays all of its other expenses, including among others: expenses of organizing the Fund (but not the overhead or employee costs of the Investment Manager); fees and expenses of counsel (United States and Thai) to the Fund and of any counsel retained by the Directors who are not "interested persons" of the Fund; fees and expenses of each of the Fund's Directors who is not a director, trustee, officer or employee of the Investment Manager or the Investment Adviser; fees and expenses of the Fund's independent accountants; taxes and governmental fees; American Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's Investment Manager, Investment Adviser, Thai Custodian, Administrator, U.S. custodian, transfer agent and registrar; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; costs of printing prospectuses, proxy statements and reports to stockholders; freight, insurance and other charges in connection with the shipment of the Fund's and the Investment Plan's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund and the Investment Plan; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the Dividend Reinvestment Plan (except for brokerage expenses paid by participants in the Dividend Reinvestment Plan); costs of stationery; any litigation expenses; costs of stockholders' and other meetings; and other expenses properly payable by the Fund.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement and the Investment Management Agreement is available in the Fund's semi-annual report to stockholders for the period ended June 30, 2006.

PORTFOLIO MANAGEMENT

Vijchu Chantatab is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since March 1, 2005. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a Fund manager at JP Morgan (Thailand) Securities Limited.

Other Accounts Managed.

As of December 31, 2006, Mr. Chantatab managed 11 mutual funds with a total of approximately $126.5 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because Mr. Chantatab manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Mr. Chantatab may receive fees from certain funds that are higher than the fee it receives from the Fund. In those instances, Mr. Chantatab may have an incentive to favor the higher fee accounts over the Fund. SCB Asset Management Co., Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation. Mr. Chantatab's compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that each manages.

Material Conflicts of Interest. Mr. Chantatab's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Ethics and Compliance that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the date of this Prospectus, Mr. Chantatab does not beneficially own any Common Stock of the Fund.

ADMINISTRATION AND CUSTODIANS

Administration

Daiwa Securities Trust Company (the "Administrator"), an affiliate of the Investment Adviser, provides certain administrative services to the Fund. For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. The Administrator has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2006. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2006, expenses of $418 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

Custodians

Bangkok Bank Limited (the "Thai Custodian") has been retained pursuant to the Thai Custody Contract to act as Thai Custodian of all the cash and securities held through the Investment Plan. Such cash and securities are held by the Thai Custodian at its head office. The principal business address of the Thai Custodian is 333 Silom Road, Bangkok 10500, Thailand.

Daiwa Securities Trust Company also acts as custodian for the Fund's U.S. assets. The address of the U.S. Custodian is One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051.

Code of Ethics

The Board of Directors of the Fund, pursuant to Rule 17j-1 of the 1940 Act, approved a Code of Ethics that covers the Fund. The Investment Manager and Investment Adviser are each also subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

Proxy Voting Procedures

The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These proxy voting procedures delegate to the Investment Manager the responsibility for voting proxy securities, subject to the Board of Director's continuing oversight. The Fund's procedures provide that the Board of Directors annually reviews the Investment Manager's proxy voting policies and procedures and the Investment Manager's proxy votes on behalf of the Fund. The Investment Manager's proxy voting policies and procedures are set forth below.

Proxy Voting Policies and Procedures of the Investment Manager

As a registered investment adviser, the Investment Manager has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, the Investment Manager recognizes that it must exercise voting rights in the best interests of its clients.

The Investment Manager recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of the Investment Manager's investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

The Investment Manager is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries. This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of the Investment Manager for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

Proxy Voting Policies

It is the general policy of the Investment Manager to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, the Investment Manager reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

Elections of Directors

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors

The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. The Investment Manager believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

Changes in Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, the Investment Manager will cast its votes in accordance with the company's management on such proposals.

However, the Investment Manager will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions

The Investment Manager believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance

The Investment Manager recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. The Investment Manager generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility

The Investment Manager recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, the Investment Manager reserves the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. The Investment Manager may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation

The Investment Manager believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, the Investment Manager will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

Proxy Voting

The Investment Manager's portfolio management team is responsible for the coordination of the Investment Manager's proxy voting. They liaise with the product managers and/or the Proxy voting committee to ascertain how the Investment Manager will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

The Investment Manager has formed a Proxy Voting Committee to regularly review its general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

The Investment Manager recognizes that there is a potential conflict of interest when it vote a proxy solicited by an issuer with whom it has any material business or personal relationship that may affect how the Investment Manager votes on the issuer's proxy. The Investment Manager believes that oversight by the proxy voting committee ensures that proxies are voted with only its clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when the Investment Manager encounters a potential conflict.

1.  The portfolio management team will refer to the legal and compliance team any proxy votes that are issued by existing clients or where the Investment Manager holds a significant voting percentage of the company. The legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

2.  If the Investment Manager's proposed vote is consistent with its stated proxy voting policy, no further review is necessary.

3.  If the Investment Manager's proposed vote is contrary to its stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

4.  If the Investment Manager's proposed vote is contrary to its stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. The Investment Manager may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

Clients may obtain information on how the Investment Manager voted with respect to their proxies on the SEC's website, www.sec.gov, or by contacting the Investment Manager's client services team at SCB Asset Management Co., Ltd., 130-132 Sindhorn Tower 3 Bldg., 23rd Floor, Wiress Road, Phatumwam, Bangkok 10330, Thailand, Tel No. 66-2263-2800 ext. 2222, Fax No. 66-2263-4001 or email www.marketing@scbam.com.

EXPENSES

The Fund's annual operating expenses are higher than normal annual operating expenses of most closed-end investment companies of comparable size that invest in U.S. securities because the management fee and other operating expenses reflect communication and other costs associated with investing in Thailand. Expenses of the Offer will be charged to capital. For the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, the Fund's expenses before waiver were $752,988, $845,136 and $832,904, respectively. The Fund's annual expense ratio (excluding taxes) for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006 was 2.26%, 2.46% and 2.10% respectively, of the Fund's net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In portfolio transactions involving equity securities of Thai companies, the Investment Manager places orders on behalf of the Fund directly with brokers, which may include brokers affiliated with the Investment Manager or the Investment Adviser, except that the purchase of shares in rights offerings is made directly from the issuer. In portfolio transactions involving securities held outside of the Investment Plan, the Investment Adviser places orders on behalf of the Fund directly with brokers or dealers, which may include brokers affiliated with the Investment Adviser. The Investment Manager manages other accounts and funds that invest in equity securities of Thai companies. Although investment decisions for assets of the Fund held through the Investment Plan are made independently from those of other accounts or funds managed by the Investment Manager, investments of the type the Fund may make may also be made by those other accounts and funds. When the Fund and one or more accounts or funds managed by the Investment Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Manager to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

The primary objective of the Investment Manager and the Investment Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker or dealer. The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer. In Thailand, brokerage commissions are fixed by the SET at 0.25% (exclusive of VAT) or 0.2675 (inclusive of VAT) of the value of a transaction involving corporate securities (other than debentures). The brokerage commissions for fixed income instrument trades over the BEX are flexible, but are capped at 0.25% of the value of the transaction (exclusive of VAT) by the BEX, in each case subject to a minimum of 100 Baht per transaction. Institutional investors, however typically trade fixed income instruments over-the-counter, which has no commission fee. The Investment Manager is entitled to pay commissions to member firms executing an order at a concessionary rate equal to 60% of the fees specified above.

Subject to obtaining the best execution, brokers, including affiliates of the Investment Manager or the Investment Adviser, who provide investment research services to the Investment Manager, including market and statistical information and quotations for portfolio evaluation purposes, may receive orders for transaction of the Fund. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Neither the Fund nor the Investment Manager is obligated to deal with any broker or group of brokers for the execution of portfolio transactions, and there is no intention to place portfolio transactions with particular brokers or groups thereof.

Research provided to the Investment Manager in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Investment Manager itself, and the Investment Manager's fees will not be reduced as a result of the receipt of supplemental information. This information is regarded as only supplementary to the Investment Manager's own research effort, since the information must be analyzed, weighed and reviewed by the Investment Manager's staff. This information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all such information will necessarily be used by the Investment Manager in connection with the Fund. Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 were $194,788, $97,150 and $15,224, respectively, of which $6,168, $0 and $0, respectively, was paid to SCB Securities Co., Ltd., an affiliate of the Investment Manager, in connection with portfolio transactions. The percentage of the Fund's aggregate brokerage commissions paid to SCB Securities Co., Ltd for those periods was 3.2%, 0% and 0%, respectively. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through SCB Securities Co., Ltd for those periods was 3.2%, 0% and 0%, respectively.

Portfolio Turnover

The Investment Manager effects portfolio transactions for the Fund. For the fiscal years ended December 31, 2005 and December 31, 2006, the Fund's portfolio turnover rates were 70.01% and 129.02%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to stockholders, at least annually, substantially all of its investment company taxable income, including dividends and interest and expects to distribute its net realized capital gains, if any, at least annually. Pursuant to the Dividend Reinvestment Plan (the "Plan"), unless a stockholder otherwise elects, all dividend and capital gains distributions paid by the Fund to its stockholders will be automatically reinvested by American Stock Transfer & Trust Company, as plan agent (the "Plan Agent"), in the Fund's Shares pursuant to the Plan. Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares of Common Stock. The shares will be valued and will be acquired by the Plan Agent for the participant's account, as described below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $5000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions payable only in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 and August 15. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than two business days before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the American Stock Exchange or otherwise on the open market in connection with the reinvestment of dividends or capital gain distributions payable only in cash, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants must pay a service fee of $2.50 for each investment and a pro rata portion of the brokerage commissions.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent at The Thai Capital Fund, Inc., c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

TAXATION

Thai Income Taxes

Taxation of the Investment Plan

In general, in the absence of an applicable double taxation treaty, non-Thai companies not doing nor deemed to be doing business in Thailand that own Thai securities are subject to Thai income tax withholding at a rate of 20% in the case of dividends and 25% in the case of capital gains and interest income. Pursuant, however, to Royal Decree No. 172 issued on April 26, 1986 under the Thai Revenue Code (the "Royal Decree"), distributions of income and capital gains made by certain Thai investment plans to companies that are established under non-Thai law and which do not operate an active trade or business in Thailand will qualify for withholding at a rate of 10% on all distributions. In the opinion of International Legal Counsellors Thailand Ltd., Thai counsel to the Fund and the Underwriters, the Investment Plan meets the criteria specified in the Royal Decree and, therefore, distributions from the Investment Plan to the Fund of income and gain from Thai securities as well as non-Thai securities will be subject to the 10% withholding tax. To the extent, however, that amounts otherwise distributable to stockholders are reinvested (pursuant to the Dividend Reinvestment Plan), without any distributions being declared, credited or paid by the Investment Plan to the Fund as unitholder, these amounts will not be subject to the 10% withholding tax. Payment of certain fees and expenses of the Fund and the Investment Plan will be subject to Thai withholding tax at varying rates between 10%-25% if paid to a corporate recipient or at rates between 5%-55% if paid to a natural person, partnership or other non juristic entity. To the extent that suppliers of services require the Fund to bear the cost of withholding taxes applicable to payments of expenses, and to the extent of any withholding taxes paid by the Fund on distributions arising from non-Thai securities, the Fund's expenses will be proportionately increased and the Fund's net asset value decreased.

In the opinion of the Fund's Thai counsel based on certain assumptions regarding the manner of operation of the Fund, pursuant to the Royal Decree, neither the Investment Plan nor the Fund will be subject to any of the Thai income and withholding taxes (other than the above-mentioned 10% withholding tax on distributions from the Investment Plan to the Fund) with respect to dividend and interest income arising from securities held by the Investment Plan or the Fund or with respect to capital gains arising from the sale or disposition of such securities. This opinion is based on Thai counsel's conclusion that certain technical issues regarding Thai tax characterization of the Investment Plan and the Fund will be resolved in a favorable manner. The matter is not, however, entirely free from doubt given the lack of applicable precedents, and Thai tax authorities could assert that the Investment Plan or the Fund or both should be subject to Thai income tax. In the opinion of Thai counsel, if such assertion were made, the matter should ultimately be resolved in a manner consistent with the tax consequences described above.

Thai Taxation of Fund Stockholders

In the opinion of Thai counsel, stockholders of the Fund will not be subject to Thai income tax with respect to (i) dividend and interest income of the Investment Plan and the Fund; (ii) capital gains realized by the Investment Plan and the Fund; (iii) distributions from the Fund to stockholders; or (iv) gains realized by stockholders on the sale of their shares. Stockholders will be entitled, subject to the limitations discussed below, to a deduction or credit against their United States income tax liability with respect to their pro-rata share of the 10% Thai withholding taxes paid on distributions to the Fund by the Investment Plan. See "Taxation— U.S. Federal Income Taxes—Foreign Taxes."

Shares of the Fund held by non-residents will not, in the opinion of Thai counsel, be subject to any Thai estate or property tax.

U.S. Federal Income Taxes

The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses, or the securities of one or more qualified publicly traded partnerships. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities. For purposes of these requirements, assets in the Investment Plan will be treated as assets of the Fund, and earnings attributable to such assets will be treated as earnings of the Fund.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however the Fund will be subject to tax on its income and gains (including the Investment Plan's income and gains), to the extent that it does not distribute to its stockholders an amount equal to such income and gains. In general, the Fund intends to borrow money or liquidate assets to make such distributions. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. Dividend distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. Since the Fund will not invest in the stock of domestic corporations, the corporate stockholders of the Fund will not be entitled to the 70% deduction for dividends received by corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income (which includes taxable income of the Investment Plan that is not distributed to the Fund), whether or not the Fund makes any distributions to its stockholders.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under current U.S. law, the maximum tax rate on long-term capital gains available to noncorporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Long-term capital gains are taxable to corporations at 35%. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Dividend Reinvestment Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became exdividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar. The Investment Plan will maintain accounts and calculate income by reference to the Baht, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. income tax purposes. Furthermore, the operation of the Investment Plan and Thai exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

For backup withholding purposes, the Fund may be required to withhold 20% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain stockholders. A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such stockholder's taxpayer identification number is correct and that it is not subject to backup withholding, or is exempt from backup withholding.

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

An amount received by a stockholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a stockholder exceeds the fair market value of the shares tendered, or if a stockholder does not tender all of the shares of the Fund owned or deemed to be owned by the stockholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any stockholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund as a result of their increased proportionate interest in the Fund.

Foreign Taxes

As set forth above under "Thai Income Taxes," it is expected that income and distributions received by the Investment Plan will not be subject to Thai income or withholding taxes and that distributions made to the Fund by the Investment Plan will be subject to a 10% Thai withholding tax. So long as certain distribution requirements are satisfied and more than 50% of the value of the Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, which is expected to be the case, the Fund may elect, for U.S. federal income tax purposes, to treat the 10% Thai withholding tax as paid by its stockholders. The Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of the 10% Thai withholding tax paid by the Fund and the Investment Plan to the Thai government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. The amount of foreign taxes that may be credited against a stockholder's U.S. federal income tax liability will generally be limited, however, to the amount of U.S. federal income tax imposed on the income subject to the foreign taxes. In addition, this limitation must be applied separately to certain categories of foreign source income one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

Taxation of a stockholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "foreign stockholder") depends on whether the foreign stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign stockholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign stockholder, dividends of investment company taxable income will be subject to U.S. withholding tax of 30%, unless reduced pursuant to an applicable income tax treaty. In addition, distributions of net long-term capital gains and gains realized upon the sale of shares of the Fund by a foreign stockholder who is a nonresident alien individual ordinarily will be subject to U.S. federal income tax at a rate of 30% if such individual is physically present in the U.S. for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, if such gain is attributable to an office or fixed place of business in the U.S. maintained by such nonresident alien individual. Furthermore, foreign stockholders, in effect, may, be subject to the 30% U.S. withholding tax (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the additional U.S. withholding tax attributable to such election.

If dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends of investment company taxable income, distribution of net long-term capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax in the same manner and at the graduated income tax rates applicable to U.S. citizens or domestic corporations. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder that is a corporation, then such stockholder may also be subject to the 30% branch profits tax. Whether a foreign stockholder is engaged in trade or business in the U.S. is a factual question. With respect to securities trading activities, a foreign stockholder who is not a dealer in securities is not considered to be engaged in trade or business in the U.S. by virtue of his securities trading activities if certain conditions are met. Foreign stockholders should consult their tax advisers to determine whether they are engaged in trade or business in the U.S. and, if they are, whether the income or gain derived from the Shares is effectively connected therewith.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described above. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

NET ASSET VALUE

Net asset value is determined weekly on Thursday of each week in Thailand (defined to be a day on which the SET is open for trading) See "Government Regulation and Investment by the Fund in Thai Securities—Structure of Trading on the SET") and each valuation date (as described below in "Dividends and Distributions; Dividend Reinvestment Plan"). Net asset value is determined by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available will be valued at the last sales price prior to the time of determination, or, if there was no sales price on such date, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, will be valued at the mean between the current bid and asked prices, or, if such quotations are not available, will be valued as determined in good faith by the Board of Directors of the Fund. In instances where quotations are not readily available or where the price determined above is deemed not to represent fair market value (for example, if the price of a security listed on the SET were fixed by reason of a limit on the daily price change, and the Fund's officers determine that, because of unusual and material changes affecting the issuer, the quoted price does not reflect the value of the security), fair value will be determined in good faith in such manner as the Fund's Board of Directors may prescribe. Short-term U.S. dollar-denominated investments having a maturity of sixty days or less will be valued at cost with accrued interest or discount earned thereon included in interest receivable. All other securities and assets will be taken at fair value as determined in good faith by the Board of Directors although the actual calculation may be done by others. Any assets or liabilities initially expressed in terms of Baht will be translated into U.S. dollars at the mean between the buying and selling rate of Baht against U.S. dollars quoted by the BoT. The Fund does not currently intend to reflect in its net asset value computation any Thai withholding tax that may accrue if unrealized gains (if any) are ultimately realized. See "Taxation—Thai Income Taxes."

COMMON STOCK

The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, par value $.01 per share. Shares of the Fund, when issued, are fully paid and non-assessable, and have no conversion, preemptive or other subscription rights. All shares are equal as to earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses.

The Fund does not have any current plans to make additional offerings of its shares other than pursuant to the Offer except that additional shares may be issued under the Plan. Offerings of additional shares, if made, will require approval of the Fund's Board of Directors. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value of the Fund's shares (exclusive of any underwriting commission or discount) except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund's shares.

Stockholders are entitled to one vote per share and do not have cumulative voting rights. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors, and, if such event should occur, the holders of less than 50% of the shares voting for directors would not be able to elect any person or persons to the Board of Directors.

Repurchase of Shares and Conversion to Open-End Investment Company

Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares may trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per share, or by making a tender offer for shares of the Fund. The Board of Directors will consider making repurchases or tender offers on a quarterly basis. There is no assurance that the directors will approve repurchases and/or tender offers.

There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares' trading at a price equal to their net asset value. The Fund anticipates that the market price of its shares will vary from net asset value from time to time. When the Fund repurchases its shares in the market at a price below their net asset value, the net asset value per share of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of the Fund's shares will be determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

The Investment Contract limits the ability of the Fund to liquidate its investments held through the Investment Plan for the purpose of repatriating the proceeds to be used to repurchase the Fund's outstanding shares. The Fund may, subject to the Fund's fundamental policy with respect to borrowings, incur debt to finance repurchases and tenders of shares. See "Investment Limitations." However, the payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

Any tender offer by the Fund will be made at a price based upon the net asset value of the shares at the close of business on the last day of the tender offer. No repurchases of shares will be made by the Fund during a tender offer. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain the information as is prescribed by those laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

It is the directors' present policy (which may be changed by them) not to authorize share repurchases or accept tenders if (1) the transactions, if consummated, would result in delisting of the Fund's shares from the American Stock Exchange, or cause the Fund to fail to qualify as a regulated investment company under the Code; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's investments that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of existing market conditions and the liquidation would have an adverse effect on the net asset value of the Fund or cause adverse tax consequences to the detriment of the non-tendering Fund stockholders; or (3) there is, in the judgment of the directors, any material (a) legal action or proceeding instituted or threatened challenging the transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the American Stock Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by Thai or U.S. federal or state authorities or any suspension of payment by banks in Thailand, the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by U.S. federal or state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Thailand, or (f) other event or condition that would have a material adverse effect on the Fund or its stockholders. The directors may modify these conditions in light of experience.

Although the directors believe that share repurchases generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio.

In addition, if Fund shares are trading at a discount from net asset value, the Board of Directors may also consider whether to submit to stockholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require the favorable votes of the Fund's outstanding shares then entitled to vote and of the directors as specified below. In addition, any such proposal may be accompanied by proposals to amend or add certain fundamental investment restrictions (such as a proposal to add a restriction limiting the Fund's investments in illiquid securities to 10% of its total assets).

Under Thai law, the Thai SEC would have to approve the conversion. There is no guarantee that the Thai SEC will grant such approval. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company.

Since the Fund's ability to liquidate its investments held through the Investment Plan and repatriate the proceeds for the purpose of share repurchases is limited under the Investment Contract and since, in any event, the Fund does not intend to liquidate the Investment Plan for such purpose, any decision by the Board of Directors to authorize a tender offer or share repurchase will depend on the Fund's ability to obtain financing for the transaction at a level that the directors believe will have a significant beneficial effect on the remaining Fund stockholders.

Special Voting Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the "Charter Documents") that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's ability to engage in certain transactions or (iii) the ability of the Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions in the Fund's Charter Documents may be regarded as "anti-takeover" provisions.

The Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of stockholders in each year, the term of one class expires. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to replace a majority of the Board of Directors. In addition, a director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter. Such a system of electing and removing directors may have the effect of maintaining the continuity of the management and, thus, make it more difficult for the Fund's stockholders to change the majority of the directors.

Under the Fund's Articles of Incorporation, the Board of Directors has the authority to classify or reclassify shares of its capital stock with such rights, preferences, qualifications and limitations as the Board, in its discretion, may determine.

As permitted by the Maryland General Corporation Law ("MGCL"), the Fund has elected to be subject to the provisions of Section 3-602 of the MGCL which deals with certain "business combinations" with "interested stockholders." An "interested stockholder" is defined, in essence, as any person owning beneficially, directly or indirectly, more than ten percent of the outstanding voting stock of a Maryland corporation. A "business combination" is defined to include, among other things, any merger or similar transaction subject to a statutory vote and additional transactions involving transfers of assets or securities in specified amounts to interested stockholders or their affiliates. Unless an exemption to Section 3-602 applies, the Fund may not engage in any business combination with an interested stockholder for a period of five years after the interested stockholder became an interested stockholder, and thereafter may not engage in a business combination unless it is recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by the holders of all outstanding voting stock of the Fund, and (ii) 66-2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than voting stock held by the interested stockholder.

In addition, under the Fund's Articles of Incorporation, the affirmative vote of the holders of at least 75% of the shares of the Fund then entitled to vote is required to approve, adopt or authorize the following:

(i) a merger or consolidation of the Fund with or into another corporation or a share exchange transaction in which the Fund is not the successor corporation;

(ii) a sale, lease, exchange or other disposition to or with any entity or person of all or any substantial part of the assets of the Fund (except assets having an aggregate fair market value of less than $1,000,000 or such sale, lease or exchange in the context of the ordinary course of the Fund's investment activities);

(iii) issuance or transfer of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by the Fund or upon the exercise of any stock subscription rights distributed by the Fund;

(iv) a liquidation or dissolution of the Fund; or

(v) the conversion of the Fund from closed-end to open-end status under the 1940 Act,

unless any of the foregoing actions or events shall have been previously approved, adopted or authorized by the affirmative vote of 75% of the directors then in office. In such case, the affirmative vote of the holders of 66-2/3% of the outstanding shares of the Fund or such higher percentage as may be specified in the 1940 Act would be required.

The affirmative vote of 75% or more of the outstanding shares of the Fund then entitled to vote is required to amend any or all of the foregoing provisions and certain other provisions contained in the Charter Documents.

The Board of Directors has determined that the super-majority voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are generally in the best interests of stockholders. Reference should be made to the Charter Documents on file with the Commission for the full text of these provisions.

The provisions of the Charter Documents described above and the Fund's right to repurchase its shares (See "Common Stock—Repurchase of Shares and Conversion to Open-End Investment Company") could have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumptions of control of the Fund by, another entity or person.

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

American Stock Transfer and Trust Company (the "Transfer Agent") will act as the Fund's dividend paying agent and as transfer agent and registrar for the Fund's Common Stock. The principal business address of the Transfer Agent is 59 Maiden Lane, New York, New York 10038.

EXPERTS

The financial statements of the Fund for the fiscal year ended December 31, 2006 incorporated by reference in this Prospectus have been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017. The audit services that PricewaterhouseCoopers LLP provides include examination of the financial statements of the Fund, services relating to filings by the Fund with the Securities and Exchange Commission and consultation on matters related to he preparation and filing of tax returns.

LEGAL MATTERS

Legal matters in connection with this offering will be passed on for the Fund by Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. With respect to all matters of Thai law, counsel for the Fund will rely on Clifford Chance (Thailand) Ltd, Sindhorn Building Tower 3, 21st Floor, 130-132 Wireless Road, Pathumwan, Bangkok 10330, Thailand. Counsel for the Fund will rely, as to matters of Maryland law, on DLA Piper, 6225 Smith Avenue, Baltimore, Maryland 21209.

The Investment Manager is a limited company organized under the laws of the Kingdom of Thailand and is registered under the Investment Advisers Act; all of the Investment Manager's directors and of its executive officers are citizens of Thailand. The Fund's Investment Adviser is a corporation organized under the laws of Hong Kong and is registered under the Investment Advisers Act; a majority of the Investment Adviser's directors and of its executive officers are citizens of Japan. The Investment Manager and the Investment Adviser have irrevocably designated the Commission, as their respective agents to accept service of process in any suit, action or proceeding to enforce the provisions of the U.S. securities laws. There can be no assurance that the Investment Adviser or the Investment Manager will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, the Fund has been advised by its Thai counsel that judgments rendered by non-Thai courts are not enforceable per se in Thailand but may be introduced as evidence in a separate action in a Thai court.

If either the Investment Manager, the Investment Adviser or the Thai Custodian does not perform its obligations as set forth in the Investment Contract, the Advisory Agreement or the Thai Custody Contract (as appropriate), the Fund is legally entitled to bring an action in a Thai court against the Investment Manager and the Thai Custodian and in a Hong Kong court against the Investment Adviser to enforce those obligations.

The books and records of the Fund will be maintained at the Fund's principal address in the United States and will be subject to inspection by the Commission.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended December 31, 2006 (the "Annual Report"), which includes the Fund's financial statements for that fiscal year, is incorporated herein by reference with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual Report, upon request by writing to The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051, or by calling (201) 915-3054.

ADDITIONAL INFORMATION

The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2, with respect to the Shares offered hereby. Further information concerning the Rights, the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, NE, Washington, D.C. 20549 and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 100 F Street, NE, Washington, D.C. 20549 at prescribed rates. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the AMEX, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

You should rely on the information contained in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

1,052,468 Shares

The
Thai Capital Fund,
Inc.

Common Stock

PROSPECTUS

, 2007

PART C – OTHER INFORMATION ITEM

ITEM 25.                                              FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:

Portfolio of Investments at December 31, 2006.†

Statement of Assets and Liabilities at December 31, 2006.†

Statement of Operations for the fiscal year ended December 31, 2006.†

Statement of Changes in Net Assets for the fiscal year ended December 31, 2006 and the fiscal year ended December 31, 2005.†

Financial Highlights.†

Notes to Financial Statements.†

Report of Independent Registered Public Accounting Firm, dated February 22, 2007.†

†      Incorporated by reference from the Fund’s Annual Report for the fiscal year ended December 31, 2006, filed on March 6, 2007.

(2)		Exhibits
	(a)	(1)	-	Articles of Incorporation*
		(2)	-	Articles of Amendment*
		(3)	-	Articles Supplementary**
		(4)	-	Articles of Amendment****
	(b)	(1)	-	By-Laws, as Amended*
		(2)	-	Amendment to By-Laws*
		(3)	-	Amendment to Amended and Restated Bylaws**
	(c)		-	Not applicable
	(d)	(1)	-	Specimen certificate for Common Stock*
		(2)	-	Form of Subscription Certificate****
		(3)	-	Form of Notice of Guaranteed Delivery****
		(4)	-	Form of Letter to Brokers ****
		(5)	-	Form of Letter to Registered Holders****
	(e)		-	Dividend Reinvestment and Cash Plan***
	(f)		-	Not applicable
	(g)	(1)	-	Investment Contract*
		(2)	-	International Investment Advisory Agreement*
	(h)	(1)	-	Form of Investment Letter*
	(i)		-	Not applicable
	(j)	(1)	-	Thai Custody Contract*
		(2)	-	Custodial Services Agreement*
	(k)	(1)	-	Registrar, Transfer Agency and Service Agreement*
		(2)	-	Administration Agreement*
		(3)	-	Form of Information Agent Agreement****
		(4)	-	Form of Subscription Agent Agreement****
	(l)	(1)	-	Opinion and Consent of Clifford Chance US LLP****
		(2)	-	Opinion and Consent of DLA Piper, Maryland counsel to the Fund****
		(3)	-	Consent of Clifford Chance, Thai counsel to the Fund****
	(m)		-	Not applicable
	(n)		-	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm****
	(o)		-	Not applicable
	(p)		-	Not applicable
	(r)		-	Code of Ethics*

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* Incorporated by reference to Amendment No. 6 to the Fund’s Registration Statement on Form N-2, dated March 16, 2007 (File No. 811-06062).

** Incorporated by reference to Amendment No. 4 to the Fund’s Registration Statement on Form N-2, dated April 29, 2002 (File Nos. 333-72932; 811-10287).

*** Incorporated by reference to Amendment No. 5 to the Fund’s Registration Statement under the Investment Company Act of 1940 on Form N-2, dated July 6, 2006 (File No. 811- 06062).

**** Filed herewith.

Item 26.                                                  Marketing Arrangements

See Exhibits (h)(1)-(3) to this Registration Statement.

Item 27.                                                  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement.

SEC Registration fees	$2,000
AMEX listing fee	0
Printing (other than stock certificates)	35,000
Fees and expenses of qualification under state securities laws (excluding fees of counsel)	0
Accounting fees and expenses	15,000
Legal fees and expenses	145,000
Dealer Manager expense reimbursement	0
Information Agent’s fees and expenses	30,000
Subscription Agent’s fees and expenses	40,000
NASD fees	0
Miscellaneous	33,000
Total	$300,000

Item 28.                                                  Persons Controlled by or Under Common Control with Registrant

Not applicable

Item 29.                                                  Number of Holders of Securities

Title of Class	Number of Record Holders as of June 11, 2007

Common Stock, $.01 par value (as registered)	181

Item 30.                                                  Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article Eleventh of the Fund’s Articles of Incorporation, Article VII of the Fund’s By-laws, as Amended, the Investment Contract, the International Investment Advisory Agreement and the Administration Agreement filed as Exhibits (a)(1), (b)(1), (g)(1), (g)(2) and (k)(2), respectively, to this Registration Statement provide for indemnification.

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Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s charter obligates the Fund, subject to the requirements of the 1940 Act, to indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Law of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employee and agents to such extent as is authorized by the Board of Directors or the Corporation’s By-Laws and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out the indemnification provisions in the charter and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.  The charter prohibits and amendment to the charter that will limit or eliminate the right to indemnification provide.  Similarly, the bylaws also obligate the Fund to indemnify the directors, officers, employees and agents of the Fund against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

The Investment Contract is obligates the Fund, out of assets of the Investment Plan, to pay any amount necessary to indemnify the Thai Manager against any action, proceeding, claims, costs, demands and expenses which may be brought against, suffered or incurred by the Thai Manager (other than with respect to any action, proceeding, claim or demand or on behalf of the Unitholder) in connection with the performance or non-performance in good faith of its functions under the Investment Contract except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager’s duties or by reckless disregard on the part of the Thai Manager of the Thai Manager’s obligation and duties under the Investment Contract as shall arise by reason of the fraud negligence or willful default of the Thai Manager or its officers, servants or delegates.

The International Investment Advisory Agreement obligates the Fund to indemnify and hold harmless the Adviser for any losses, costs and expenses incurred or suffered by the Adviser arising from any action, proceeding or claims which may be brought against the Adviser in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or from reckless disregard on the part of the Adviser of the Adviser’s obligations and duties under the International Investment Advisory Agreement.

The Administration Agreement obligates the Fund to indemnify and hold harmless the Administrator from and against all charges, claims, expenses (including legal fees) and liabilities reasonably incurred by the Administrator in connection with the performance of its duties hereunder, except such as may arise from the Administrator’s willful misfeasance, bad faith, gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder.  The Fund also must make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought under the Administration Agreement if the Fund receives a written affirmation of the Administrator’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the Administrator is entitled to such indemnification and if the Directors of the Fund

3

determine that the facts then known to them would not preclude indemnification.  In addition, the Administration Agreement requires that at least one of the following conditions must be met:  (A) the Administrator provides security for this undertaking, (B) the Fund is insured against losses arising by reason of any lawful advances, and (C) a majority of a quorum consisting of Directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding or an independent legal counsel in a written opinion, determines, based on a review of readily available facts that there is reason to believe that the Administrator ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of the Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment adviser and investment manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on March 28, 2006 and October 25, 2006, respectively,  with the Securities and Exchange Commission by each of SCB Asset Management Co., Ltd (SEC File No. 801-60416) and Daiwa SB Investments (H.K.) Ltd. (Commission File No. 801-36504) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.                                                  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the (a) Registrant, (b) the Administrator and (c) the U.S. Custodian and (d) the Transfer Agent.  The address of each is as follows:

(a)	The Thai Capital Fund, Inc. c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, New Jersey 07302-3051

(b)	Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, New Jersey 07302-3051

(c)	Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, New Jersey 07302-3051

(d)	American Stock Transfer and Trust Company 59 Maiden Lane New York, New York 10038

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Item 33.                                                  Management Services

Not applicable

Item 34.                                                  Undertakings

(1)                                  Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

(a)                                  subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

(b)                                 the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)                                  Not applicable.

(3)                                  Not applicable.

(4)                                  Not applicable.

(5)                                  Registrant undertakes that:

(a)                                  for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b) that for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)                                  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

5

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of June, 2007.

THE THAI CAPITAL FUND, INC.

By:	/s/ John J. O’Keefe
John J. O’Keefe
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

By:	/s/ Masamichi Yokoi*	Director	June 11, 2007
Masamichi Yokoi

By:	/s/ Austin C. Dowling*	Director	June 11, 2007
Austin C. Dowling

By:	/s/ Martin J. Gruber*	Director	June 11, 2007
Martin J. Gruber

By:	/s/ David G. Harmer*	Director	June 11, 2007
David G. Harmer

By:	/s/ Oren G. Shaffer*	Director	June 11, 2007
Oren G. Shaffer

By:	/s/ John J. O’Keefe	Vice President and Treasurer	June 11, 2007
	John J. O’Keefe	(Principal Executive and Financial Officer)

*By:	/s/ John J. O’Keefe
John J. O’Keefe
Attorney-In-Fact

EXHIBIT INDEX

(2)		Exhibits
	(a)	(4)	Articles of Amendment
	(d)	(2)	Form of Subscription Certificate
		(3)	Form of Notice of Guaranteed Delivery
		(4)	Form of Letter to Brokers
		(5)	Form of Letter to Registered Holders
	(k)	(3)	Form of Information Agent Agreement
		(4)	Form of Subscription Agent Agreement
	(l)	(1)	Opinion and Consent of Clifford Chance US LLP
		(2)	Opinion and Consent of DLA Piper, Maryland counsel to the Fund
		(3)	Consent of Clifford Chance, Thai counsel to the Fund
	(n)		Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm